UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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CARBO CERAMICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CARBO CERAMICS INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Shareholders of CARBO Ceramics Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of CARBO Ceramics Inc. will be held Tuesday, May 19, 2009, at 9:00 A.M. local time, at The Mansion on Turtle Creek, 2821 Turtle Creek Boulevard, Dallas, Texas, for the following purposes:

1. To elect seven Directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 2010 Annual Meeting.

2. To ratify and approve the CARBO Ceramics Inc. Omnibus Incentive Plan.

3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

4. To transact such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on March 23, 2009 are the only shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal offices located at 6565 MacArthur Boulevard, Suite 1050, Irving, Texas 75039, for a period of ten days prior to the Annual Meeting. This list of shareholders will also be available for inspection at the Annual Meeting and may be inspected by any shareholder for any purpose germane to the Annual Meeting.

It is important that your shares be represented at the meeting. Accordingly, even if you plan to attend the meeting in person, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope prior to the Annual Meeting or follow the Internet or telephone voting procedures described on the proxy card. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote in person. Your prompt consideration is greatly appreciated.

By Order of the Board of Directors,

/s/ R. Sean Elliott

R. Sean Elliott
Corporate Secretary

March 30, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 19, 2009: The Proxy Statement and Annual Report to Shareholders are available at www.carboannualmeeting.com.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (PROPOSAL NO. 1)
COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE
CODE OF BUSINESS CONDUCT AND ETHICS
DIRECTOR COMPENSATION
COMPENSATION OF EXECUTIVE OFFICERS
EQUITY COMPENSATION PLAN INFORMATION
TERMINATION AND CHANGE IN CONTROL PAYMENTS
REPORT OF THE COMPENSATION COMMITTEE
RATIFICATION AND APPROVAL OF THE CARBO CERAMICS INC. OMNIBUS INCENTIVE PLAN (PROPOSAL NO. 2)
SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 3)
OTHER MATTERS
APPENDIX A CARBO CERAMICS INC. OMNIBUS INCENTIVE PLAN

CARBO CERAMICS INC.
6565 MacArthur Boulevard
Suite 1050
Irving, Texas 75039

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of CARBO Ceramics Inc. (the “Company”) for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held May 19, 2009, at 9:00 A.M. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Mansion on Turtle Creek, 2821 Turtle Creek Boulevard, Dallas, Texas.

The Company’s principal executive offices are located at 6565 MacArthur Boulevard, Suite 1050, Irving, Texas 75039. The telephone number at that address is (972) 401-0090.

Most shareholders (including participants in the Company stock fund in the Company’s Savings and Profit Sharing Plan) have a choice of granting their proxies by telephone, over the Internet or by using a traditional proxy card. You should refer to your proxy or voting instruction card to see which options are available to you and how to use them. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities and to confirm that their instructions have been properly recorded.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons, will be borne by the Company. The Company has retained Mellon Investor Services LLC (“Mellon”) to aid in the solicitation of proxies. It is estimated that the cost of these services will be approximately $7,500 plus expenses. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, electronic communication, or personal communication by employees of Mellon and the Company. These proxy solicitation materials are being mailed on or about April 6, 2009 to all shareholders entitled to vote at the Annual Meeting.

A shareholder giving a proxy pursuant to this solicitation (including via telephone or via the Internet) may revoke it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a valid proxy (including via telephone or via the Internet) bearing a later date or by attending the Annual Meeting and voting in person.

Deadline for Receipt of Shareholder Proposals

Pursuant to regulations of the SEC, in order to be included in the Company’s Proxy Statement for its 2010 Annual Meeting, shareholder proposals must be received at the Company’s principal offices, 6565 MacArthur Blvd., Suite 1050, Irving, Texas 75039, Attention: Secretary, no later than December 7, 2009 and must comply with additional requirements established by the SEC. In addition, the Company’s Second Amended and Restated By-Laws provide that any shareholder who desires either to bring a shareholder proposal before an annual meeting of shareholders or to present a nomination for director at an annual meeting of shareholders must give advance notice to the Secretary of the Company with respect to such proposal or nominee. The Company’s Second Amended and Restated Bylaws generally require that written notice be delivered to the Secretary of the Company at the Company’s principal offices not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting of shareholders and contain certain information regarding the shareholder desiring to present a proposal or make a nomination and, in the case of a nomination, information regarding the proposed director nominee. For the 2010 Annual Meeting, the Secretary of the Company must receive written notice on or after January 19, 2010 and on or before February 18, 2010. A copy of the Company’s Second Amended and Restated Bylaws is available upon request from the Secretary of the Company.

Record Date, Shares Outstanding and Voting

Only shareholders of record at the close of business on March 23, 2009 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 23,481,836 shares of the Company’s Common Stock were issued and outstanding and entitled to be voted at the meeting.

Every shareholder is entitled to one vote for each share held with respect to each matter, including the election of Directors, which comes before the Annual Meeting. Shareholders do not have the right to cumulate their votes in the election of Directors. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify a choice with respect to such proposals, the proxy will be voted FOR all Director nominees, FOR the ratification and approval of the CARBO Ceramics Inc. Omnibus Incentive Plan (the “Incentive Plan”), and FOR the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm. The affirmative vote of holders of a plurality of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required to elect each Director nominee. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for the ratification and approval of the Incentive Plan; provided that the total number of votes cast with respect to such approval must represent over 50% of the shares of the Company’s Common Stock outstanding on the record date. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm. New York Stock Exchange (“NYSE”) rules permit brokers to vote for Director nominees and the ratification of the appointment of Ernst & Young without receiving instructions from the beneficial owner of the shares. NYSE rules prohibit brokers from voting on the adoption of the Incentive Plan without receiving instructions from the beneficial owner of the shares. In the absence of instructions, the shares are viewed as being subject to “broker non-votes,” which will not be treated as votes cast. Under Delaware law, abstentions are treated as present and entitled to vote and thus, will be counted in determining whether a quorum is present and will have the effect of a vote cast against a matter, except for the election of Directors in which case an abstention will have no effect.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold shares registered in your name, and the Company will promptly undertake to carry out your request. You can notify the Company by sending a written request to the Company at 6565 MacArthur Boulevard, Suite 1050, Irving, Texas 75039, or by telephone at (972) 401-0090.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists as of March 23, 2009, with respect to each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, the name and address of such owner, the number of shares of Common Stock beneficially owned and the percentage such shares comprised of the outstanding shares of Common Stock of the Company. Except as indicated, each holder has sole voting and dispositive power over the listed shares. Percentage of beneficial ownership is based on 23,481,836 shares of Common Stock outstanding on March 23, 2009.

	Shares Beneficially
Name and Address	Owned
of Beneficial Owner	Number	Percent

William C. Morris(1) 100 Park Avenue New York, New York 10017	3,214,250	13.7%
Neuberger Berman Inc.(2) 605 Third Avenue New York, New York 10158	2,821,444	12.0%
Barclays Global Investors, NA(3) 400 Howard Street San Francisco, California 94105	1,295,462	5.5%
Royce & Associates, LLC(4) 1414 Avenue of the Americas New York, New York 10019	1,266,506	5.4%

(1)	Shares shown as beneficially owned by Mr. Morris include 15,000 shares of Common Stock owned by certain charitable foundations as to which Mr. Morris disclaims any beneficial ownership.

(2)	Based on a Schedule 13G filing with the SEC, as of December 31, 2008, Neuberger Berman Inc. reported sole voting power as to 894 shares of Common Stock, reported shared voting power as to 2,337,450 shares of Common Stock, and shared dispositive power as to 2,821,444 shares of Common Stock with Neuberger Berman, LLC, Neuberger Berman Management LLC and Neuberger Berman Equity Funds.

(3)	Based on a Schedule 13G filing with the SEC, as of December 31, 2008, Barclays Global Investors, NA reported sole voting power of 374,491 shares of Common Stock and reported sole dispositive power as to 422,136 shares of Common Stock; Barclays Global Fund Advisors reported sole voting power of 628,829 shares of Common Stock and reported sole dispositive power as to 859,907 shares of Common Stock; Barclays Global Investors, Ltd. reported sole voting power of 435 shares of Common Stock and sole dispositive power as to 13,419 shares of Common Stock.

(4)	Based on a Schedule 13G filing with the SEC, as of December 31, 2008, Royce & Associates, LLC reported sole voting and dispositive power as to 1,266,506 shares of Common Stock.

The following table sets forth the number of shares of Common Stock of the Company beneficially owned by (i) each Director of the Company, (ii) each named executive officer of the Company, and (iii) Directors and all executive officers of the Company as a group, as of March 23, 2009. For purposes of this proxy statement, Gary A. Kolstad, Paul G. Vitek, Mark L. Edmunds, David G. Gallagher and R. Sean Elliott are referred to as the Company’s “named executive officers.” Except as indicated, each holder has sole voting and dispositive power over the listed shares. No current Director, nominee Director or executive officer has pledged any of the shares of Common Stock disclosed below. Percentage of beneficial ownership is based on 23,481,836 shares of Common Stock outstanding on March 23, 2009. The number and percentage of shares of Common Stock beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares of Common Stock for which a person has sole or shared voting power or investment power and also any shares of Common Stock underlying options that are exercisable by that person within 60 days of March 23, 2009. Unless otherwise indicated in the footnotes, the address for each executive officer and Director is c/o CARBO Ceramics Inc., 6565 MacArthur Boulevard, Suite 1050, Irving, Texas 75039.

			Percent of
	Amount and Nature of		Common
	Beneficial Ownership		Stock
	Currently	Acquirable	Beneficially
	Owned	Within 60 Days(1)	Owned

Directors
Claude E. Cooke, Jr.(2)	4,250	2,602	*
Chad C. Deaton	2,750	2,515	*
James B. Jennings	2,000	938	*
Randy L. Limbacher	2,000	938	*
Gary A. Kolstad(3)	53,596	—	*
H. E. Lentz, Jr.	8,000	—	*
William C. Morris(4)	3,214,250	—	13.7%
Robert S. Rubin	700,350	—	3.0%
Other Named Executive Officers
Mark L. Edmunds	13,590	—	*
R. Sean Elliott	5,045	—	*
David G. Gallagher(5)	17,458	—	*
Paul G. Vitek(6)	7,593	6,000	*
Directors and All Executive Officers as a Group (13 persons)(2)(3)(4)(5)(6)	4,037,737	12,993	17.2%

*	Less than 1%.

(1)	With respect to the Directors set forth in the table, amounts represent shares in bookkeeping accounts for each Director in the Director Deferred Fee Plan. See “Director Compensation” below.

(2)	Dr. Cooke is retiring from the Board on the day of the Annual Meeting.

(3)	Shares shown as beneficially owned by Mr. Kolstad include 2,750 shares of Common Stock held jointly with his spouse, with whom Mr. Kolstad shares voting and dispositive power.

(4)	Shares shown as beneficially owned by Mr. Morris include 15,000 shares of Common Stock owned by certain charitable foundations as to which Mr. Morris disclaims any beneficial ownership.

(5)	Shares shown as beneficially owned by Mr. Gallagher include 3,116 shares of Common Stock jointly held with his spouse, with whom Mr. Gallagher shares voting and dispositive power.

(6)	Mr. Vitek retired from the Company effective January 20, 2009. The information presented is as of such date, and includes 6,000 employee stock options exercisable within 60 days of January 20, 2009.

ELECTION OF DIRECTORS (PROPOSAL NO. 1)

Nominees.  A board of seven Directors is to be elected at the meeting. Dr. Cooke is retiring from the Board on the day of the Annual Meeting. The Board expresses its appreciation to Dr. Cooke for his dedicated service as a member of the Board of Directors. Per a resolution adopted on January 20, 2009, upon the retirement of Dr. Cooke, the Board will consist of seven Directors. Each Director elected to the Board will hold office until the next Annual Meeting or until his or her successor has been elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy, unless the size of the Board is reduced. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. It is not expected that any nominee will be unable or will decline to serve as a Director. Biographical information regarding each nominee is set forth below.

		Director
Name (Age)	Business Experience During Past 5 Years and Other Information	Since

William C. Morris (70)	Mr. Morris currently serves as Chairman of the Board of the Company. From December 1988 until November 2008, he served as Chairman of the Board of Directors of J. & W. Seligman & Co. Incorporated (a New York-based investment advisory firm); Chairman of the Board of Tri-Continental Corporation; and of each of the investment companies in the Seligman Group of Funds. Mr. Morris retired as a Director of Kerr-McGee Corporation in 2003.	1987

Chad C. Deaton (56)	Mr. Deaton has served as Chairman of the Board, President and Chief Executive Officer of Baker Hughes Incorporated (a Houston-based oilfield services company) (“Baker Hughes”) since February 2008. Mr. Deaton served as Chairman of the Board and Chief Executive Officer of Baker Hughes from October 2004 until January 2008. From August 2002 to October 2004, he served as President, Chief Executive Officer and a Director of the Hanover Compressor Company (a Houston-based natural gas compression package supplier). Mr. Deaton was employed in a variety of positions by Schlumberger Oilfield Services and/or its affiliates from 1976 through 2001.	2004

James B. Jennings (68)	Mr. Jennings currently serves as a Senior Advisor to Brown Brothers Harriman & Co. (a banking and financial services firm). From April 2004 until December 2007, Mr. Jennings served as Chairman of the Board of Hunt Oil Company (a Dallas-based oil and natural gas company) and presently holds the position of Chairman Emeritus. Prior to that time, Mr. Jennings held various executive positions with Hunt Oil Company, including President/Director and Executive Vice President of International and U.S. Exploration, and Group Vice President — World Exploration and Production. Mr. Jennings served on the Board of Directors of Hunt Oil Company from 1991 to 2007.	2007

Gary A. Kolstad (50)	Mr. Kolstad was appointed by the Board of Directors to serve as President and Chief Executive Officer and a Director of the Company, effective as of June 1, 2006. Mr. Kolstad was previously employed by Schlumberger, Ltd. (a Paris- and Houston-based oilfield services company), from 1985 to June 2006, where he most recently served as Vice President, Global Accounts for Schlumberger Oilfield Services and previously led Schlumberger’s onshore business unit as Vice President/General Manager, Oilfield Services — U.S. Onshore.	2006

H. E. Lentz, Jr. (64)	Chairman of the Board of Directors of Rowan Companies, Inc. Formerly Managing Director of Barclays Capital, an investment banking firm and successor to Lehman Brothers, from September 2008 to March 2009. In March 2009, Mr. Lentz accepted a position as Managing Director of Lazard Frères & Co (an investment banking firm), commencing in June 2009. Managing Director of Lehman Brothers from 1993 to 2002; consultant to Lehman in 2003 and Advisory Director of Lehman from 2004 to September 2008. He also serves on the board of Peabody Energy Corp.	2003

Randy L. Limbacher (50)	Since November 2007, Mr. Limbacher has served as President and Chief Executive Officer and a Director of Rosetta Resources, Inc. (a Houston-based oil and natural gas company). From April 2006 until November 2007, Mr. Limbacher held the position of President, Exploration and Production — Americas for ConocoPhillips (a Houston-based energy company). Prior to that time, Mr. Limbacher spent over twenty years with Burlington Resources Inc. (a Houston-based oil and natural gas company), where he served as Executive Vice President and Chief Operating Officer from 2002 until acquired by ConocoPhillips in April 2006. He was a Director of Burlington Resources from January 2004 until the sale of the company.	2007

Robert S. Rubin (77)	Mr. Rubin has served as a Senior Vice President of JPMorgan Chase & Co. (a New York-based financial holding company) (“JP Morgan”) and a predecessor firm since 2001.	1997

The Board of Directors recommends a vote FOR the election of each of the nominees for Director named in this proxy statement.

The Board of Directors has determined that each of the following Directors is independent within the meaning of the applicable rules of the SEC and the listing standards of the NYSE:

William C. Morris
Dr. Claude E. Cooke, Jr.
Chad C. Deaton
James B. Jennings
Randy L. Limbacher
H. E. Lentz, Jr.
Robert S. Rubin

The Board has evaluated the independence of the members of the Board under the independence standards promulgated by the NYSE. In conducting this evaluation, the Board and Audit Committee considered transactions and relationships between each Director nominee or his immediate family and the Company to determine whether any such transactions or relationships were material and, therefore, inconsistent with a determination that each such Director nominee is independent. Based upon that evaluation, the Board determined that Messrs. Morris, Cooke, Deaton, Jennings, Limbacher, Lentz, and Rubin have no material relationship with the Company and, as a result, are independent. In determining the independence of Mr. Deaton, the Board specifically considered his employment as Chairman of the Board and Chief Executive Officer of Baker Hughes and Baker Hughes’s status as a customer of the Company and concluded that such employment was not inconsistent with a determination that Mr. Deaton is independent. In determining the independence of Mr. Morris, the Board specifically considered that the Company reimburses Directors for direct expenses incurred in connection with Company related-travel, and that Mr. Morris may travel on Company business by means of a private aircraft owned by Mr. Morris. The Board concluded that such expense reimbursements are not inconsistent with a determination that Mr. Morris is independent. In determining the independence of Mr. Lentz, the Board specifically considered his employment as an Advisory Director to Lehman Brothers Inc. and Barclays Capital and their provision of financial services to the Company and concluded that such employment was not inconsistent with a determination that Mr. Lentz is independent. In determining the independence of Mr. Rubin, the Board specifically considered his employment as a Senior Vice President of JP Morgan and JP Morgan’s provision of banking services to the Company and concluded that such employment was not inconsistent with a determination that Mr. Rubin is independent.

Please see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for information about the Company’s executive officers.

Interested parties may contact the Board of Directors, or the non-management Directors as a group, at the following address:

Board of Directors
Or
Non-Management Directors
c/o CARBO Ceramics Inc.
6565 MacArthur Boulevard
Suite 1050
Irving, Texas 75039

Communications may also be sent to individual Directors at the above address. Communications to Directors will be reviewed and referred in compliance with the Procedures for Unsolicited Communications, as approved by the Nominating and Corporate Governance Committee of the Board of Directors on July 12, 2004. Communications to the Board, the non-management Directors or any individual Director that relate to the Company’s accounting, internal accounting controls or auditing matters will also be referred to the Chairman of the Audit Committee. Other communications will be referred to the appropriate Committee chairman and may also be sent, as appropriate, to the Company’s Chief Compliance Officer.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

The Board of Directors met ten times during the last fiscal year. Each Director attended at least 75% of the meetings of the Board of Directors. Although there is no formal policy as to Director attendance at the Annual Meeting of Shareholders, all Directors attended the 2008 Annual Meeting of Shareholders and all are anticipated to attend the 2009 Annual Meeting of Shareholders as well.

The Board of Directors has an Audit Committee currently comprised of six members and Compensation Committee and Nominating and Corporate Governance Committee, each of which is currently comprised of seven members. The charters of each of these Committees and the Company’s Corporate Governance Guidelines are available free of charge on the Company’s website at www.carboceramics.com or by writing to the Company at: CARBO Ceramics Inc., c/o Corporate Secretary, 6565 MacArthur Blvd., Suite 1050, Irving, Texas 75039. The Board of Directors votes annually on the membership and chairmanship of all Committees.

Audit Committee.  The Audit Committee currently consists of Robert S. Rubin (Chairman), Dr. Claude E. Cooke, Jr., Chad C. Deaton, James B. Jennings, H. E. Lentz, Jr., and Randy L. Limbacher. The Committee met seven times during the last fiscal year and each Committee member, other than Mr. Deaton, attended at least 75% of these meetings. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of the applicable rules of the SEC and the listing standards of the NYSE. The Board of Directors has also determined that Robert S. Rubin meets the requirements for being an “audit committee financial expert,” as that term is defined by applicable SEC and NYSE rules. The Audit Committee appoints and retains the Company’s independent registered public accounting firm, approves the fee arrangement and scope of the audit, reviews the financial statements and the independent registered public accounting firm’s report, considers comments made by the independent registered public accounting firm with respect to the Company’s internal control structure and reviews internal accounting procedures and controls with the Company’s financial and accounting staff. The Audit Committee also conducts the review of the non-audit services provided by the independent registered public accounting firm to determine their compatibility with its independence. The Audit Committee reviews the independent registered public accounting firm’s performance, qualification and quality control procedures and establishes policies for: (i) the pre-approval of audit and permitted non-audit services by the independent registered public accounting firm; (ii) the hiring of former employees of the independent registered public accounting firm; and (iii) the submission and confidential treatment of concerns from employees or others about accounting, internal controls, auditing or other matters.

The Audit Committee reviews with management the Company’s disclosure controls and procedures and internal control over financial reporting and the processes supporting the certifications of the Chief Executive Officer and Chief Financial Officer. It also reviews with management and the Company’s independent registered public accounting firm the Company’s critical accounting policies. The Audit Committee reviews the Company’s annual and quarterly SEC filings and other related Company disclosures. The Audit Committee reviews the Company’s compliance with the Code of Business Conduct and Ethics as well as other legal and regulatory matters. The Committee reviews and approves related person transactions in accordance with the Company’s Code of Business Conduct and Ethics and applicable SEC guidelines. Such reviews are conducted annually and otherwise on an as-needed basis, and are reflected in the recorded minutes of the Audit Committee.

In performing these duties, the Audit Committee has full authority to: (i) investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company; (ii) retain outside legal, accounting or other consultants to advise the Committee; and (iii) request any officer or employee of the Company, the Company’s in-house or outside counsel, internal auditor, internal audit service providers or independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Compensation Committee.  The Compensation Committee currently consists of H.E. Lentz, Jr. (Chairman), Dr. Claude E. Cooke, Jr., Chad C. Deaton, James B. Jennings, Randy L. Limbacher, William C. Morris, and Robert S. Rubin. The Committee met four times during the last fiscal year and each Committee member attended at least 75% of these meetings. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE. The Compensation Committee (i) establishes policies relating to the compensation of the non-employee Directors, officers and key management employees of the Company; (ii) reviews and approves the compensation of the non-employee Directors, officers and the President and Chief Executive Officer; (iii) reviews the President and Chief Executive Officer’s recommendations with respect to cash incentive compensation awards for non-officer employees; and (iv) oversees the administration of the Company’s restricted stock and stock option plans. The Compensation Committee also evaluates and approves post-service arrangements with management and establishes and reviews periodically the Company’s perquisite policies for management and Directors.

In performing its duties, the Compensation Committee has ultimate authority and responsibility to engage and terminate any outside consultant to assist in determining appropriate compensation levels for the Chief Executive Officer or any other member of the Company’s management and to approve the terms of any such engagement and the fees of any such consultant. In addition, the Committee has full access to any relevant records of the Company and may also request that any officer or other employee of the Company (including the Company’s senior compensation or human resources executives), the Company’s in-house or outside counsel, or any other person meet with any members of, or consultant to, the Committee. The officers of the Company also annually collect peer group compensation data for review by the Committee.

The Committee sets the compensation policy for the Company as a whole and specifically decides all compensation matters related to the officers of the Company. The Committee also delegated to its Chairman the ability to grant interim equity awards to non-officer employees of the Company under the shareholder-approved equity plans of the Company in an amount not to exceed 1,000 shares of Company Common Stock per employee award with such awards reported to the full Committee at its next meeting.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee currently consists of William C. Morris (Chairman), Dr. Claude E. Cooke, Jr., Chad C. Deaton, James B. Jennings, Randy L. Limbacher, H. E. Lentz, Jr., and Robert S. Rubin. The Nominating and Corporate Governance Committee acted unanimously in recommending the nomination of the Directors in Proposal One, subject to shareholder approval. The Committee met two times during the last fiscal year, and each Committee member, other than Messrs. Deaton and Lentz, attended at least 75% of these meetings. The Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the NYSE. The Nominating and Corporate Governance Committee establishes the Company’s corporate governance principles and guidelines. These principles and guidelines address, among other matters, the size, composition and responsibilities of the Board of Directors and its Committees, including their oversight of management. The Committee also advises the Board of Directors with respect to the charter, structure and operation of each Committee of the Board of Directors. The Nominating and Corporate Governance Committee oversees the evaluation of the Board of Directors and senior executives of the Company and reviews Company succession planning periodically. The Committee has full access to any relevant records of the Company and may retain outside consultants to advise it. The Committee has the ultimate authority and responsibility to engage or terminate any outside consultant to identify Director candidate(s) and to approve the terms and fees of such engagement of any such consultant. The Committee may also request that any officer or other employee of the Company, the Company’s outside counsel, or any other person meet with any members of, or consultant to, the Committee.

The Company’s Board of Directors has charged the Nominating and Corporate Governance Committee with identifying individuals qualified to become members of the Board and recommending Director nominees for each Annual Meeting of Shareholders, including the recommendation of nominees to fill any vacancies on the Board of Directors. The Nominating and Corporate Governance Committee considers Director candidates suggested by its members, other Directors, senior management and shareholders. Shareholders desiring to make such recommendations should timely submit the candidate’s name, together with biographical information and the candidate’s written consent to be nominated and, if elected, to serve to: Chairman, Nominating and Corporate Governance Committee of the Board of Directors of CARBO Ceramics Inc., 6565 MacArthur Boulevard, Suite 1050, Irving, Texas, 75039. To assist it in identifying Director candidates, the Committee is also authorized to retain, at the expense of the Company, third party search firms and legal, accounting, or other advisors, including for purposes of performing background reviews of potential candidates. The Committee provides guidance to search firms it retains about the particular qualifications the Board of Directors is then seeking.

All Director candidates, including those recommended by shareholders, are evaluated on the same basis. Candidates are selected for their character, judgment, business experience and specific areas of expertise, among other relevant considerations, such as the requirements of applicable law and listing standards (including independence standards). The Board of Directors recognizes the importance of soliciting new candidates for membership on the Board of Directors and that the needs of the Board of Directors, in terms of the relative experience and other qualifications of candidates, may change over time. In determining the needs of the Board of Directors and the Company, the Nominating and Corporate Governance Committee considers the qualifications of sitting Directors and consults with other members of the Board of Directors (including as part of the Board’s annual self-evaluation), the Chief Executive Officer and other members of senior management and, where appropriate, external advisors. All Directors are expected to exemplify the highest standards of personal and professional integrity and to assume the responsibility of challenging management through their active and constructive participation and questioning in meetings of the Board of Directors and its various Committees, as well as in less formal contacts with management. Director candidates, other than sitting Directors, are interviewed at the direction of the Committee, which may include (at the Committee’s direction) interviews by the Chairman of the Board of Directors, other Directors, the Chief Executive Officer and other key management personnel, and the results of those interviews are considered by the Committee in its deliberations.

The members of the Nominating and Corporate Governance Committee constitute all of the non-management Directors on the Company’s Board of Directors. As the Chairman of the Nominating and Corporate Governance Committee, William C. Morris serves as the presiding Director for non-management executive sessions of these Directors.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to its Directors and employees, including its Chief Executive Officer, Chief Financial Officer and Controller. The Code of Business Conduct and Ethics, including future amendments, is available free of charge on the Company’s website at www.carboceramics.com or by writing to the Company at: CARBO Ceramics Inc., c/o General Counsel, 6565 MacArthur Blvd., Suite 1050, Irving, Texas 75039. The Company will also post on its website any amendment to or waiver under the Code of Business Conduct and Ethics granted to any of its Directors or executive officers. No such waivers were requested or granted in 2008.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of the Company’s non-employee Directors. Mr. Kolstad did not receive any additional compensation for his service on the Board in 2008. Compensation received by Mr. Kolstad in his capacity as President and Chief Executive Officer is disclosed under “Compensation of Executive Officers.”

Director Compensation for Fiscal Year 2008

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)(1)	($)(2)(3)	($)	($)	($)	($)	($)

Claude E. Cooke, Jr.(4)	42,000	0	—	—	—	—	42,000
Chad C. Deaton	39,500	42,162	—	—	—	—	81,662
James B. Jennings	42,000	0	—	—	—	—	42,000
H.E. Lentz, Jr.	50,500	0	—	—	—	—	50,500
Randy L. Limbacher	42,000	27,766	—	—	—	—	69,766
William C. Morris	59,000	0	—	—	—	—	59,000
Jesse P. Orsini(5)	8,250	0	—	—	—	—	8,250
Robert S. Rubin	52,000	0	—	—	—	—	52,000

(1)	Messrs. Cooke, Deaton, Jennings, and Limbacher elected to defer all of their cash fees under the Director Deferred Fee Plan (described below), resulting in the crediting of an aggregate of 3,710 shares of Common Stock, collectively, to bookkeeping accounts in fiscal year 2008. Of the total shares credited in fiscal year 2008, Messrs. Cooke, Deaton, Jennings, and Limbacher were credited 956, 886, 934, and 934 shares of Common Stock, respectively. Messrs. Cooke, Deaton, Jennings, and Limbacher had 2,589, 2,503, 934, and 934 shares of Common Stock credited to each of their accounts, respectively, as of December 31, 2008.

(2)	Amounts shown do not reflect compensation actually received by Directors. Rather, amounts set forth in the Stock Awards column represent the amounts recognized as compensation expense for financial statement reporting purposes in fiscal year 2008 by the Company with respect to restricted stock awards in accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) (“FAS 123R”) (disregarding the estimate of forfeitures related to service-based vesting conditions). A discussion of the assumptions used in this valuation with respect to restricted stock awards made in fiscal year 2008 may be found in Note 9 to the Company’s financial statements contained in the Company’s Annual Report on Form 10-K for 2008. Dividends are paid on shares of restricted stock at the same rate, and at the same time, that dividends are paid to shareholders of the Company.

(3)	Each non-employee Director other than Messrs. Jennings, Limbacher and Orsini received a grant of 2,000 shares of restricted stock in April 2006 pursuant to the Restricted Stock Plan (as defined below). Mr. Orsini received a grant of 2,000 shares of restricted stock in July 2006 upon his becoming a non-employee member of the Board of Directors. Additionally, Messrs. Jennings and Limbacher received a similar grant of 2,000 shares of restricted stock in July 2007 upon joining the Board of Directors. These awards vest ratably over a period of three years from their date of grant, but will vest immediately upon termination of service on the Board as a result of death, disability or retirement at age 62 or older. Because Messrs. Cooke, Jennings, Morris, Orsini and Rubin were at or above the Restricted Stock Plan retirement age of 62, their awards were fully expensed at the time of grant. Because Mr. Lentz reached age 62 approximately 10 months after receiving his award, his award was fully expensed over such 10 month period. As of December 31, 2008, Messrs. Deaton and Limbacher held 667 and 1,334 shares of restricted Common Stock, respectively.

(4)	Dr. Cooke will retire as a Director at the Annual Meeting of Shareholders on May 19, 2009.

(5)	Mr. Orsini retired as a Director in April 2008.

Effective April 14, 2008, all Directors who are not employees of the Company are paid retainers of $6,250 per calendar quarter plus $1,500 per meeting for attending meetings of the Board of Directors. Directors are also paid $1,000 for each Committee meeting that does not immediately precede or follow a meeting of the Board of Directors. In addition to their compensation as Directors, the Chairmen of the Audit and Compensation Committees each receive $10,000 annually as compensation for their service as Chairmen of these Committees. The Chairman of the Nominating and Corporate Governance Committee does not currently receive a separate payment for service as Chairman of this Committee. In addition to his compensation as a Director, the Chairman of the Board of Directors receives $20,000 annually as compensation for his service as Chairman of the Board. All Directors are reimbursed for out-of-pocket expenses incurred by them in attending meetings of the Board of Directors and its Committees and otherwise in performing their duties. All retainers are paid quarterly and all meeting attendance payments are made at the end of each quarter in which the meeting(s) took place. Additionally, payments of annual compensation amounts are paid quarterly in equal installments.

Since April 18, 2006, each newly elected or appointed non-employee Director receives a grant of 2,000 shares of restricted stock pursuant to the CARBO Ceramics Inc. 2004 Long-Term Incentive Plan (the “Restricted Stock Plan”) on the first day he or she is elected or appointed as a non-employee Director. Generally, one-third of the shares of such restricted stock vests on each anniversary of the grant date provided the grantee is still serving as a Director on each such anniversary. In the event the Director’s service with the Company terminates prior to the applicable vesting date, other than as a result of such Director’s death, disability, or retirement, all restricted shares are immediately forfeited. However, if the Director’s service is terminated due to his or her death, disability or retirement as described in the Restricted Stock Plan, then such unvested shares immediately vest. The Restricted Stock Plan also provides for accelerated vesting upon a change in control of the Company. For more information regarding such accelerated vesting, see “Termination and Change in Control Payments” below.

Under the terms of the Director Deferred Fee Plan (the “Deferral Plan”), Directors are permitted to defer their annual cash compensation otherwise payable in a given fiscal year and to receive such fees instead in the form of shares of the Company’s Common Stock on the later of a date certain chosen by the Director or the cessation of the Director’s service on the Board, either in a lump sum or in installment payments. The Deferral Plan requires each Director who wishes to defer compensation for any fiscal year to have notified the Company in writing no later than 10 calendar days before the beginning of such fiscal year. Four Directors have elected to defer their 2009 compensation.

Each non-employee Director is required to hold 2,000 shares of Company stock (including shares of restricted stock) so long as he or she is a member of the Board of Directors. Each non-employee Director currently meets this requirement.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Policy.  The goal of the Company’s compensation policy is to ensure that executive compensation aligns management’s overall goals and objectives for improving profitability and enhancing shareholder value with those of shareholders. To achieve this goal, the Compensation Committee has adopted the following guidelines to direct compensation decisions:

•	provide a competitive compensation package that enables the Company to attract and retain superior management personnel;

•	relate compensation to the performance of the Company and the individual; and

•	align employee objectives with the objectives of shareholders by encouraging executive stock ownership.

Elements of Compensation.  In order to achieve its objectives, the Committee has combined current and deferred cash compensation with equity-based compensation. The Company’s compensation program for executive officers and other key employees consists of:

•	base salary;

•	performance-based bonuses based upon individual performance and the Company’s annual net income before tax under incentive compensation plans or individual employment agreements;

•	restricted stock grants and other long-term incentives; and

•	matching and discretionary contributions under the Company’s Savings and Profit Sharing Plan.

Base Salary.  Officer base salary levels are reviewed annually to determine whether they are near the median range for persons holding similar positions with companies that are of a similar size and nature and companies that are included in the S&P Small Cap 600 Index, Oil and Gas Equipment and Services sub-industry group. Annually, the officers of the Company collect and collate for the Compensation Committee’s review, the publicly available information about the compensation of comparable executives of the Company’s peer group companies as well as information regarding compensation from any third party sources which they determine to be relevant, such as Stone Partners, Inc. or other similar sources. The Compensation Committee is provided with this data and has the authority to engage directly any consultants that the Committee deems necessary in the course of determining executive compensation.

For purposes of setting 2008 compensation, the peer group companies included Basic Energy Services, Bristow Group, Core Labs, Hornbeck Offshore Services, Inc., Input/Output, Lufkin Industries, NATCO Group, Inc., RPC, Superior Well Services, Inc., TESCO Corp., Tetra Technologies and W-H Energy Services Inc. (“Similar Companies”). Many of the Company’s direct competitors cannot be included in such comparisons as they are private and/or foreign entities and, as such, relevant compensation data may not be readily available to the public. The Compensation Committee reviews detailed spreadsheets with respect to the Chief Executive Officer and the Chief Financial Officer (and summary spreadsheets with respect to the other executive officers) that compare their base salaries to those of executives in similar positions at the Similar Companies. The spreadsheets are prepared by the Company for the Compensation Committee, show the Company’s position relative to the Similar Companies with respect to market capitalization, revenue, net income and compensation and are based upon information gathered from various survey sources.

The Compensation Committee typically targets base salaries for the Company’s executive officers at the 50th percentile of base salary ranges of the Similar Companies in order to stay competitive with its market peers. Individual salaries are then set based on individual performance in the most recently completed twelve months, subject, for Mr. Kolstad, to the base salary requirements set forth in his employment agreement. For 2008, Mr. Kolstad’s base salary was $500,000 pursuant to the terms of his employment agreement. To further emphasize the correlation between Company performance and executive pay, the Compensation Committee typically uses the 50th to 75th percentile range of the total equity and cash compensation of the Similar Companies to set the range of total compensation for its executive officers. Individual performance is rated annually against the achievement of predetermined performance objectives specific to the individual’s roles and responsibilities. The executive officers are evaluated by the Nominating and Corporate Governance Committee, which then communicates their evaluation results to the Compensation Committee to use in setting the following year’s compensation.

Annual Bonuses.  Since its inception, the Company has sought to have a significant portion of key employee compensation be performance-based. In order to achieve this objective, the Company established its first incentive compensation plan in 1987. For 2008, the Compensation Committee approved the CARBO Ceramics Inc. Incentive Compensation Plan for Key Employees (the “2008 ICP”).

The 2008 ICP provides for cash incentive payments to key employees (including Messrs. Vitek, Edmunds, Gallagher and Elliott) based on components of both Company and individual performance as described in “Compensation of Executive Officers.” For 2008, the majority of cash incentive payments earned by Messrs. Vitek, Edmunds, Gallagher and Elliott were based on Company or Company business unit performance, with no more than 20% of any such incentive payment based on individual performance. The Company believes that this formula provides the appropriate emphasis on Company and individual performance. The Company further believes that its net income before taxes (“NIBT”) overall Company and business segment targets under the 2008 ICP were appropriate aggressive benchmarks for performance. The Company’s actual NIBT was approximately 33% greater than the target NIBT under the 2008 ICP for that year, with the NIBT for the Company’s Proppant business segment being approximately 30% greater than the 2008 target NIBT for that business segment. The Company’s NIBT for 2008 is equal to the sum of its income from continuing operations and income from discontinued operations as reported in its consolidated financial statements for 2008, plus income taxes on such amounts of approximately $27.9 million and $3.5 million, respectively. This calculation of NIBT as approved by the Compensation Committee for the 2008 ICP excludes the gain on the sale of a substantial portion of the assets of Pinnacle Technologies, Inc. (the “Pinnacle Sale”), which was completed in October 2008. Similarly, the target Company NIBT for the 2008 ICP was reduced to take into account the absence of planned earnings from the businesses included in the Pinnacle Sale during the fourth quarter of 2008.

For 2008, the bonuses for each of Messrs. Vitek, Edmunds, Gallagher and Elliott were established pursuant to the 2008 ICP with target incentive percentages of 90%, 85%, 85% and 60% of base salary, respectively. Of these targets, (i) 90% of Mr. Vitek’s target award was based on Company performance and 10% was based on personal performance, (ii) 85% of Mr. Edmunds’ target award was based on Company and Company business unit performance and 15% was based on personal performance, and (iii) 80% of each of Mr. Gallagher’s and Mr. Elliott’s target award was based on Company performance and 20% was based on personal performance.

Mr. Kolstad’s annual cash bonus is determined in accordance with his employment agreement, rather than the 2008 ICP. Mr. Kolstad’s bonus is equal to the sum of (i) 0.5% of the Company’s earnings before interest income and expense and taxes (“EBIT”) for such fiscal year up to $75,000,000 of EBIT, plus (ii) 1.0% of EBIT in excess of $75,000,000. The Compensation Committee determined that with respect to the Chief Executive Officer, 100% of his bonus should be determined by Company performance, and EBIT was determined to be the appropriate performance measure because it closely aligns the performance of the Chief Executive Officer with shareholder goals and interests. Notwithstanding the foregoing, the calculation of EBIT applied to Mr. Kolstad’s 2008 bonus calculation was reduced by the amount of the gain on the Pinnacle Sale.

In order to enhance the retention of key employees, in prior years, a portion of the amount awarded under the Company’s incentive compensation plans was paid on a deferred basis over a three-year period and was subject to forfeiture if the key employee’s employment with the Company ceased for any reason other than death, permanent disability or normal retirement. Beginning in 2007, with the adoption of the Company incentive compensation plan for that year, the deferral feature was eliminated. This change was adopted upon the recommendation of a consulting firm, Hewitt Associates LLC, hired by management with the approval of the Compensation Committee, which reviewed the arrangement and determined the deferral feature was not reflective of the norm in the industry and had the effect of making the Company’s compensation appear uncompetitive.

Restricted Stock.  The Company strongly believes that the interests of shareholders and executives become more closely aligned when executives are provided with an opportunity to acquire an equity interest in the Company through ownership of the Company’s Common Stock. Accordingly, the Company established the Restricted Stock Plan.

Individual grants under the Restricted Stock Plan are determined based on individual and Company performance. In recognition of their responsibility for the Company’s financial performance, a portion of compensation is given in the form of equity to senior management.

By reference to Similar Companies, for the executive officers, grants are designed to target the 50th to 75th percentile range with respect to the mix of equity and cash compensation. With respect to Company performance, pursuant to the Restricted Stock Plan, the Compensation Committee will only grant restricted stock awards in a calendar year if the Company’s net income in the immediately preceding calendar year was greater than zero (other than inducement awards granted to persons who become employees of the Company during such calendar year). Annual equity grants are traditionally given at the first Board of Directors meeting held shortly after the year-end close of the Company’s books.

In addition, under the Restricted Stock Plan, executive officers may be required to hold their restricted shares for an additional two years after the initial three-year vesting period.

The Restricted Stock Plan expires in April 2009. Among other reasons, the Company is seeking approval of the Incentive Plan to replace the Restricted Stock Plan. The Incentive Plan would allow the Company to grant restricted stock and other long term incentives to executive officers and key employees of the Company, including awards that are performance-based. See “Ratification and Approval of the CARBO Ceramics Inc. Omnibus Incentive Plan (Proposal No. 2).”

Termination and Change in Control.  Mr. Kolstad’s employment agreement provides for certain payments to be made in the event of his termination of employment both before and following a change in control. These provisions were part of the employment agreement negotiated with Mr. Kolstad in connection with his joining the

Company. The Company believes that having these provisions in the employment agreement enables Mr. Kolstad to focus solely on the performance of his job by providing him with security in the event of certain terminations of employment or change in control.

As is typical of many companies, the restricted stock issued by the Company vests immediately upon a change in control of the Company. This vesting provision is designed to preserve employee productivity during the potentially disruptive time prior to a change in control by assuring them of their opportunity to realize the value of their stock awards.

Retirement.  The Company does not provide retirement benefits to its executive officers other than pursuant to its tax-qualified Savings and Profit Sharing Plans available to all employees. It does provide that restricted stock awards under the Restricted Stock Plan will vest upon “Retirement,” which is defined as a participant’s voluntary termination of employment or service on the Board of Directors (with the approval of the Board of Directors) at or after age 62 (unless otherwise defined in the award agreement).

Internal Revenue Code Section 162(m).  Internal Revenue Code Section 162(m), and the regulations thereunder, place a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company’s most highly compensated officers. The limit imposed by Section 162(m) does not however, apply to deductions for qualified “performance-based compensation,” the material terms of which are disclosed to and approved by shareholders. The Company’s policy is to carefully monitor the potential impact of Section 162(m) on the tax deductibility of executive compensation, and to pay executive compensation that may not be deductible if it believes it is necessary and appropriate in light of the Company’s compensation objectives and in the interests of the Company and its shareholders.

Summary Compensation Table

The following table sets forth information concerning (i) annual compensation paid to the Company’s Chief Executive Officer and Chief Financial Officer during the fiscal years ended December 31, 2006, 2007, and 2008 and (ii) annual compensation during such periods for the Company’s three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers as of December 31, 2008.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)(3)	($)(4)	($)(4)	($)	($)	($)(5)	($)

Gary A. Kolstad,	2008	500,000	596,877	444,140	—	—	—	16,788	1,557,805
President and Chief	2007	300,000	434,810	383,600	—	—	—	16,336	1,134,746
Executive Officer(1)	2006	175,000	262,217	195,104	—	—	—	56,331	688,652
Paul G. Vitek,	2008	214,167	338,741	105,091	—	—	—	16,788	674,787
Senior Vice President	2007	196,250	150,079	105,579	—	—	—	14,899	466,807
Finance & Administration, Chief Financial Officer and Treasurer	2006	182,500	164,414	90,826	—	—	—	19,596	457,336
Mark L. Edmunds,	2008	203,500	280,899	105,016	—	—	—	16,788	606,203
Vice President of Operations	2007	191,250	133,719	103,445	9,195	—	—	15,153	452,762
	2006	177,500	154,798	87,562	85,393	—	—	19,596	524,849
David G. Gallagher,	2008	213,383	302,249	182,014	—	—	—	32,402	730,048
Vice President of Marketing and	2007	149,390	109,928	112,694	—	—	—	82,068	454,080
Sales(2)
R. Sean Elliott, General Counsel, Corporate Secretary and Chief Compliance Officer	2008	189,250	188,606	23,274	—	—	—	16,788	417,918

(1)	Mr. Kolstad joined the Company as President and Chief Executive Officer in June 2006.

(2)	Mr. Gallagher joined the Company as Vice President of Marketing and Sales in April 2007.

(3)	For Messrs. Vitek and Edmunds, the 2006 bonus amount includes amounts of such bonus deferred under the Company’s former incentive compensation plan, which are payable in equal annual amounts over a consecutive three-year period and may be forfeited to the Company under certain circumstances. The deferred portion of the bonus for Messrs. Vitek and Edmunds in 2006 was $82,207 and $77,399, respectively.

(4)	Amounts shown do not reflect compensation actually received by the named executive officer. Rather, amounts set forth in the Stock Awards and Option Awards columns represent the amounts recognized as compensation expense for financial statement reporting purposes in the fiscal year indicated by the Company with respect to stock awards and option awards, respectively, in accordance FAS 123R (disregarding the estimate of forfeitures related to service-based vesting conditions). A discussion of the assumptions used in this valuation with respect to awards made in fiscal year 2008 may be found in Note 9 to the Company’s financial statements contained in the Company’s Annual Report on Form 10-K for 2008. A discussion of the assumptions used in this valuation with respect to awards made in fiscal years prior to fiscal year 2008 may be found in the corresponding sections of the Company’s financial statements and accompanying footnotes for the fiscal year in which the award was made. Dividends are paid on shares of restricted stock at the same rate, and at the same time, that dividends are paid to shareholders of the Company.

(5)	The compensation disclosed for each named executive officer in 2008 includes Company contributions under the Company’s Savings and Profit Sharing Plan. In addition, the compensation disclosed for Mr. Gallagher includes payment of club membership dues and the payment of educational expenses in connection with the relocation benefits offered to him in April 2007.

Grants of Plan-Based Awards in Fiscal Year 2008

								All	All
								Other	Other		Grant
								Stock	Option		Date
								Awards:	Awards:		Fair
		Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	Exercise	Value of
		Under Non-Equity Incentive			Under Equity Incentive Plan			Shares of	Securities	Price of	Stock and
		Plan Awards			Awards			Stock or	Underlying	Option	Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)(1)

Gary A. Kolstad, President and Chief Executive Officer	1/15/2008	—	—	—	—	—	—	5,000	—	—	179,600
Paul G. Vitek, Senior Vice President Finance & Administration, Chief Financial Officer and Treasurer	1/15/2008	—	—	—	—	—	—	3,065	—	—	110,095
Mark L. Edmunds, Vice President of Operations	1/15/2008	—	—	—	—	—	—	3,065	—	—	110,095
David G. Gallagher, Vice President of Marketing and Sales	1/15/2008	—	—	—	—	—	—	1,950	—	—	70,044
R. Sean Elliott, General Counsel, Corporate Secretary and Chief Compliance Officer	1/15/2008	—	—	—	—	—	—	835	—	—	29,993

(1)	Amounts shown do not reflect compensation actually received by the named executive officer. Rather, amounts set forth in the stock award column represent the aggregate grant date fair value computed in accordance with FAS 123R (disregarding the estimate of forfeitures related to service-based vesting conditions) based on the assumptions in Note 9 to the Company’s financial statements contained in the Company’s Annual Report on Form 10-K for 2008.

Employment Agreements and Other Plans

Kolstad Employment Agreement.  The Company has entered into an employment agreement with Gary A. Kolstad, dated May 10, 2006, which was amended and restated as of October 31, 2008, pursuant to which Mr. Kolstad is employed as President and Chief Executive Officer of the Company. The agreement runs through December 31, 2009, with automatic extensions for successive one-year periods unless written notice of an election not to extend is given by either party, or unless the Company or Mr. Kolstad terminates his employment earlier. From June 1, 2006 until December 31, 2007, Mr. Kolstad received an annual base salary of $300,000. Based on a variety of factors, including the base salary range for Chief Executive Officers of the Similar Companies, effective January 1, 2008, Mr. Kolstad’s annual base salary was increased to $500,000. The employment agreement gives the Company the right to increase Mr. Kolstad’s annual base salary, but does not expressly permit for it to be decreased. Mr. Kolstad is eligible to receive an incentive bonus for each fiscal year equal to the sum of (i) 0.5% of the Company’s EBIT for such fiscal year up to $75,000,000 of EBIT, plus (ii) 1.0% of EBIT in excess of $75,000,000. On June 1, 2006, the Company granted Mr. Kolstad 20,000 restricted shares of Common Stock of the Company. One-third of the restricted shares vest on the later of (i) the first, second and third anniversaries or (ii) in each case, the first “open window” trading date of the Company, pursuant to the Company’s Securities Trading Policy, following each such anniversary. Mr. Kolstad is entitled to four weeks of paid vacation per year, subject to the Company’s applicable policies. Mr. Kolstad shall be reimbursed for all reasonable, ordinary and necessary expenses incurred in the performance of his duties, provided he accounts to the Company for such expenses. Mr. Kolstad shall also be entitled to such benefits and perquisites as are generally made available to senior executive officers of the Company except that he shall not be eligible to participate in the Company’s annual incentive compensation plans. For more information regarding Mr. Kolstad’s employment agreement, see “Termination and Change in Control Payments” below.

Restricted Stock Plan.  Shares of restricted stock granted pursuant to the Company’s Restricted Stock Plan are subject to transfer restrictions and forfeiture during the three-year period following the date of grant. Generally, one-third of the shares subject to each award will vest (i.e., will no longer be subject to transfer restrictions or forfeiture) on the first, second and third anniversaries of the date of grant. Generally, awards that have not vested will be forfeited upon any termination of employment other than termination due to death, disability or retirement in which case the awards will immediately vest. To encourage officers to retain their ownership of the Company’s stock, the Compensation Committee may provide that officers’ restricted shares will continue to be subject to transfer restrictions for an additional two-year period, except that if an officer’s employment terminates prior to the end of such two-year period, the shares will cease to be subject to transfer restrictions at the time of termination. All shares of restricted stock will vest upon a change in control of the Company. Dividends are paid currently with respect to shares of restricted stock granted pursuant to the Restricted Stock Plan. For more information regarding the Restricted Stock Plan, see “Termination and Change in Control Payments” below.

Incentive Compensation Plan.  For each plan year, target incentive payments (stated as a percentage of base salary) are determined for each plan participant. In addition, a target is established annually for the Company’s financial performance. For 2008, the Company established a NIBT goal to measure financial performance. Payments to plan participants are calculated based on a formula that takes into consideration both the individual’s performance appraisal and the Company’s actual performance relative to the NIBT target under the 2008 ICP. For executive officers, the weighting between the two factors is determined by the Compensation Committee and is based primarily upon the participant’s position in the Company. With respect to Company performance under the 2008 ICP, the percentage of incentive payment target earned runs from 0% (if actual NIBT is less than 75% of target NIBT) to 200% (if actual NIBT is 140% or more above target NIBT). Individual performance is rated on a scale of 1 to 5. If a plan participant’s performance appraisal rating is less than 3, then the participant is not eligible to receive any payment regardless of company performance. Between a performance appraisal rating of 3 and 5, the percentage of incentive payment target earned runs from 80% to 120%. Alternatively, individual performance may be based on revenue generation, NIBT or other measures approved by the Compensation Committee. In order for individual performance awards to be earned under this alternative, performance must meet or exceed a minimum of 75% of the applicable goal or 75% of the corresponding prior period’s actual performance result. The portion of the bonus determined by individual performance is paid regardless of the level of NIBT achieved by the Company. In 2006 and previously, a portion of the amount awarded under the Company’s incentive compensation plan was paid on a deferred basis over a three-year period and was subject to forfeiture if the key employee’s employment with the Company ceased for any reason other than death, permanent disability or normal retirement. In 2006, the portion of incentive compensation that was deferred for executive officers was 50%. Beginning in 2007, this deferral feature was eliminated.

The 2008 ICP allows the Compensation Committee to interpret the plan, and to adopt rules and regulations that are necessary or advisable for the proper administration of the plan. Additionally, the 2008 ICP allows the Compensation Committee to make certain adjustments in the event that a plan participant receives quarterly awards that are not reflective of full-year performance or has a change in eligibility status under the plan during the 2008 fiscal year. During 2008, the Compensation Committee did not take any action that resulted in an award of compensation absent the attainment of the relevant performance goal or reduce or increase the size of any award or payout under the 2008 ICP. However, the calculation of NIBT approved by the Compensation Committee for the 2008 ICP was decreased by the amount of the gain on the Pinnacle Sale. Similarly, the target corporate NIBT for the 2008 ICP was reduced to take into account the absence of planned earnings from the businesses included in the Pinnacle Sale during the fourth quarter of 2008.

The following table sets forth information regarding outstanding equity awards held by the Company’s named executive officers as of December 31, 2008.

Outstanding Equity Awards at End of Fiscal Year 2008

	Option Awards					Stock Awards
Equity
Incentive
Plan
			Equity					Equity	Awards:
			Incentive					Incentive	Market or
			Plan					Plan Awards:	Payout
			Awards:				Market	Number of	Value
	Number of	Number of	Number of			Number of	Value of	Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Shares or	Shares, Units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)(2)	($)(1)	(#)	($)

Gary A. Kolstad, President and Chief Executive Officer	—	—	—	—	—	14,550	516,962	—	—
Paul G. Vitek, Senior Vice President Finance and Administration, Chief Financial Officer and Treasurer	6,000	—	—	23.01	04/10/2011	5,538	196,765	—	—
Mark L. Edmunds, Vice President of Operations	—	—	—	—	—	5,538	196,765	—	—
David G. Gallagher, Vice President of Marketing and Sales	—	—	—	—	—	8,617	306,162	—	—
R. Sean Elliott, General Counsel, Corporate Secretary and Chief Compliance Officer	—	—	—	—	—	1,502	53,366	—	—

(1)	Market Value is computed by multiplying the closing market price of the Company’s stock at the end of fiscal year 2008 of $35.53 by the number of shares subject to the award.

(2)	Pursuant to the Restricted Stock Plan, one-third of the shares subject to award vest on each of the first three anniversaries of the grant date. For Mr. Kolstad, 1,666 shares vested on January 15, 2009, 1,442 shares vested on

January 16, 2009, 6,666 shares will vest on the later of June 1, 2009 or the date of the next open trading window under the Company’s insider trading policy, 1,667 shares will vest on January 15, 2010, 1,442 shares will vest on January 16, 2010 and 1,667 shares will vest on January 15, 2011. For Mr. Vitek, 1,021 shares vested on January 15, 2009, 961 shares vested on January 16, 2009 and 550 shares vested on January 17, 2009. The remaining restricted shares were forfeited in connection with Mr. Vitek’s departure from the Company on January 20, 2009. For Mr. Edmunds, 1,021 shares vested on January 15, 2009, 961 shares vested on January 16, 2009, 550 shares vested on January 17, 2009, 1,022 shares will vest on January 15, 2010, 962 shares will vest on January 16, 2010 and 1,022 shares will vest on January 15, 2011. For Mr. Gallagher, 650 shares vested on January 15, 2009, 3,333 shares will vest on April 17, 2009, 650 shares will vest on January 15, 2010, 3,334 shares will vest on April 17, 2010 and 650 shares will vest on January 15, 2011. For Mr. Elliott, 278 shares vested on January 15, 2009, 333 shares vest on November 21, 2009, 278 shares vest on January 15, 2010, 334 shares will vest on November 21, 2010 and 279 shares will vest on January 15, 2011.

The following table sets forth information regarding equity awards held by the Company’s named executive officers that were exercised or that vested during fiscal year 2008.

Option Exercises and Stock Vested in Fiscal Year 2008

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Gary A. Kolstad, President and Chief Executive Officer	—	—	8,109	370,264
Paul G. Vitek, Senior Vice President Finance & Administration, Chief Financial Officer and Treasurer	27,750	936,341	2,146	74,081
Mark L. Edmunds, Vice President of Operations	22,500	704,178	2,111	72,919
David G. Gallagher, Vice President of Marketing and Sales	—	—	3,333	149,285
R. Sean Elliott, General Counsel, Corporate Secretary and Chief Compliance Officer	—	—	333	12,537

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2008:

C.
Number of
Securities
	A.		Remaining Available
	Number of		for Future Issuance
	Securities to be	B.	Under Equity
	Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in Column
Plan Category	and Rights	and Rights	(A))

Equity compensation plans approved by security holders	53,675	$23.85	120,690(2)
Equity compensation plans not approved by security holders(1)	-0-	-0-	-0-
Total(1)	53,675	$23.85	120,690(2)

(1)	In December 2005, the Board of Directors adopted the CARBO Ceramics Inc. Director Deferred Fee Plan (the “Deferral Plan”). Pursuant to the Deferral Plan, Directors of the Company are permitted to defer their annual cash compensation for Board of Directors service that is otherwise payable in a given fiscal year and receive such fees in shares of the Company’s Common Stock upon their retirement from the Board of Directors, or such later date as the Director may specify. As fees are earned, shares of Common Stock are credited to bookkeeping accounts for future issuance. No set amount of shares is authorized for issuance under the terms of the Deferral Plan. As of December 31, 2008, the outstanding balance for all bookkeeping accounts under the Deferral Plan was 6,960 shares.

(2)	Represents shares available for issuance under the Restricted Stock Plan as of December 31, 2008.

TERMINATION AND CHANGE IN CONTROL PAYMENTS

The following tables set forth the estimated value of payments and benefits that the Company’s named executive officers would be entitled to receive assuming certain terminations of employment and/or assuming a change in control of the Company, in each case occurring on December 31, 2008 and using the closing market price of the Common Stock at the end of fiscal year 2008 of $35.53.

Gary A. Kolstad

	Cash-Out Value of	Cash-Out Value of
	Equity-Based Awards	Cash-Based Awards
	that Vest as	that Vest as
	a Result of a	a Result of a	Value of Salary
Triggering Event	Triggering Event ($)	Triggering Event ($)	Continuation ($)

Termination of Employment Prior to a Change In Control without Cause	—	596,877	1,000,000
After a Change In Control without Cause or for Good Reason	516,962	596,877	1,000,000
Retirement	516,962	—	—
Disability	516,962	596,877	—
Death	516,962	596,877	—
Voluntary Termination	—	—	—
Change in Control	516,962	—	—

Paul G. Vitek

	Cash-Out Value of	Cash-Out Value of
	Equity-Based Awards	Cash-Based Awards
	that Vest as	that Vest as
	a Result of a	a Result of a
Triggering Event	Triggering Event ($)	Triggering Event ($)

Termination of Employment
Without Cause	—	—
For Cause	—	—
Retirement	196,765	83,549
Disability	196,765	83,549
Death	196,765	83,549
Voluntary Termination	—	—
Change in Control	196,765	—

Mark L. Edmunds

	Cash-Out Value of	Cash-Out Value of
	Equity-Based Awards	Cash-Based Awards
	that Vest as	that Vest as
	a Result of a	a Result of a
Triggering Event	Triggering Event ($)	Triggering Event ($)

Termination of Employment
Without Cause	—	—
For Cause	—	—
Retirement	196,765	78,972
Disability	196,765	78,972
Death	196,765	78,972
Voluntary Termination	—	—
Change in Control	196,765	—

David G. Gallagher

	Cash-Out Value of	Cash-Out Value of
	Equity-Based Awards	Cash-Based Awards
	that Vest as	that Vest as
	a Result of a	a Result of a
Triggering Event	Triggering Event ($)	Triggering Event ($)

Termination of Employment
Without Cause	—	—
For Cause	—	—
Retirement	306,162	—
Disability	306,162	—
Death	306,162	—
Voluntary Termination	—	—
Change in Control	306,162	—

R. Sean Elliott

	Cash-Out Value of	Cash-Out Value of
	Equity-Based Awards	Cash-Based Awards
	that Vest as	that Vest as
	a Result of a	a Result of a
Triggering Event	Triggering Event ($)	Triggering Event ($)

Termination of Employment
Without Cause	—	—
For Cause	—	—
Retirement	53,366	—
Disability	53,366	—
Death	53,366	—
Voluntary Termination	—	—
Change in Control	53,366	—

Kolstad Employment Agreement.  In the event that Mr. Kolstad’s employment is terminated due to disability or death, Mr. Kolstad, or his estate, shall be entitled to receive (i) all earned but unpaid base salary, (ii) payment for all earned but unused vacation time, and (iii) reimbursement for business expenses incurred prior to the date of termination (together, the “Accrued Obligations”). He, or his estate, shall also receive a pro-rated bonus based on the bonus he would have received for the year in which his employment terminated had his employment continued. If the Company terminates Mr. Kolstad’s employment for Cause, he shall only be entitled to receive the Accrued Obligations. In the event the Company terminates Mr. Kolstad’s employment without Cause, he shall be entitled to receive (i) the Accrued Obligations, (ii) a pro-rated bonus based on the bonus he would have received for the year in which his employment terminated had his employment continued and (iii) contingent upon his execution of a general release of claims against the Company, an amount equal to two times his base salary. The Accrued Obligations, pro-rated bonus and a portion of the base salary payment would be paid in a lump sum, and the remaining portion of the base salary payment would be paid over an 18 month period. Notwithstanding the foregoing, in the event Mr. Kolstad’s employment is terminated by the Company without Cause or by him for Good Reason, and in either case, during the one-year period following a change in control of the Company, he shall be entitled to receive (i) the Accrued Obligations, (ii) a pro-rated bonus based on the bonus he received in the year prior to his termination of employment and (iii) an amount equal to two times his base salary. In this instance, the Accrued Obligations and a portion of the bonus and base salary payment would be paid in a lump sum, with the remaining portion of the bonus and base salary payment to be paid over an 18 month period.

In Mr. Kolstad’s employment agreement, “Cause” is defined as (i) any material violation by Mr. Kolstad of the agreement; (ii) any failure by Mr. Kolstad to substantially perform his duties thereunder; (iii) any act or omission involving dishonesty, fraud, willful misconduct or gross negligence on the part of Mr. Kolstad that is or may be materially injurious to the Company; and (iv) commission of any felony or other crime involving moral turpitude.

“Good Reason” is defined as, without Mr. Kolstad’s express written consent, the occurrence of any one or more of the following: (i) the assignment of Mr. Kolstad to duties materially inconsistent with his authorities, duties, responsibilities and status (including offices, titles and reporting requirements) as an officer of the Company, or a reduction or alteration in the nature or status of his authorities, duties or responsibilities from those in effect immediately prior to a change in control, including a failure to reelect him to, or a removal of him from, any office of the Company that he held immediately prior to a change in control; or (ii) the Company’s requiring Mr. Kolstad to be based at a location more than 50 miles from Irving, Texas, except for required travel on the Company’s business to an extent substantially consistent with his business obligations immediately prior to a change in control; or (iii) the Company materially breaches the agreement or any other written agreement with Mr. Kolstad; or (iv) a material reduction in his level of participation in any of the Company’s welfare benefit, retirement or other employee benefit plans, policies, practices or arrangements in which he participates as of the date of the change in control. The Company is entitled to written notice and a 30 day cure period for any event that may constitute Good Reason.

Mr. Kolstad is subject to a covenant not to compete for a period of two years following the termination of his employment with the Company. He is also subject to standard covenants not to solicit employees and not to solicit clients for a period of one year following a termination.

Restricted Stock Plan.  All named executive officers were participants in the Restricted Stock Plan and had unvested awards of restricted shares pursuant to this plan as of December 31, 2008. The Restricted Stock Plan provides that upon a termination of employment or service, other than due to death, disability or retirement, a participant forfeits any unvested shares of restricted stock. If the participant’s employment or service terminates due to death, disability or retirement, all unvested shares shall immediately vest. “Retirement” is defined as a participant’s voluntary termination of employment or service on the Board of Directors (with the approval of the Board of Directors) at or after age 62 (unless otherwise defined in the award agreement). None of the named executive officers are currently eligible for retirement. The Restricted Stock Plan provides that unvested awards shall immediately vest upon a change in control.

CARBO Ceramics Inc. 2008 Incentive Compensation Plan for Key Employees.  The 2008 ICP was adopted effective January 1, 2008, and sets forth the terms and conditions of the incentive payments for Messrs. Vitek, Edmunds, Gallagher and Elliott for the 2008 fiscal year. The 2008 ICP does not have any provisions for accelerated vesting upon termination of employment (regardless of the reason) or upon a change of control of the Company.

CARBO Ceramics Inc. Incentive Compensation Plan.  As of December 31, 2008, Messrs. Vitek and Edmunds were participants in the CARBO Ceramics Inc. Incentive Compensation Plan (the “ICP”), which was discontinued in fiscal 2007. Under the terms of the ICP, 50% of all annual incentive awards (with respect to fiscal year 2006 and earlier) are deferred and paid in three equal annual installments beginning in the year in which the participant is informed of the award. A participant forfeits all rights to receive any unpaid portion of deferred amounts if such participant’s employment with the Company terminates for any reasons other than normal retirement, death or permanent disability. In the event of normal retirement, death or permanent disability, the unpaid portion of any deferred amounts can be either paid out in lump sum or at the discretion of the Company. There is no provision to accelerate the vesting schedules under the ICP upon a change in control of the Company.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with management and, based on the Compensation Committee’s review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The report of the Compensation Committee is not “solicitation material” and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

CARBO Ceramics Inc. Compensation Committee

H.E. Lentz, Jr., Chairman
Dr. Claude E. Cooke, Jr.
Chad C. Deaton
James B. Jennings
Randy L. Limbacher
William C. Morris
Robert S. Rubin

March 16, 2009

RATIFICATION AND APPROVAL OF THE CARBO CERAMICS INC. OMNIBUS INCENTIVE PLAN
(PROPOSAL NO. 2)

General.  In January 2009, the Compensation Committee recommended to the Board of Directors and the Board of Directors adopted the CARBO Ceramics Inc. Omnibus Incentive Plan, subject to the approval of the Company’s shareholders. The purpose of the Incentive Plan is to provide the Company with the means to attract and retain highly qualified key employees, as well as to align the interests of the employees and the Company’s shareholders by encouraging employees of the Company to acquire or increase their equity interest in the Company, and to relate compensation to the performance goals of the Company. The Incentive Plan will become effective on the date it is approved by the Company’s shareholders and no award will be granted under the Incentive Plan after the fifth anniversary of such date. The Incentive Plan is intended to replace the Restricted Stock Plan, which expires in April 2009.

Summary of Incentive Plan.  The following summary of the material terms of the Incentive Plan is qualified in its entirety by reference to the copy of the Incentive Plan attached hereto as Appendix A.

Under the Incentive Plan, the Compensation Committee may grant cash-based awards, stock options (both non-qualified and “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), or other equity-based awards (including stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units) with respect to a number of shares of Common Stock of the Company that in the aggregate does not exceed 750,000 shares, plus (i) the number of shares subject to previously issued awards that are subsequently forfeited, cancelled or returned; and (ii) the number of shares subject to awards that are withheld by the Company or tendered by the participant to the Company to satisfy exercise price or tax withholding obligations in connection with such awards. The maximum number of shares of Common Stock that may be issued through options designated as “incentive stock options” within the meaning of Section 422 of the Code shall not exceed 750,000 shares of

Common Stock in the aggregate. The aggregate limit described in this paragraph does not take into account any stock options assumed as of a result of any merger or consolidation involving the Company in which the Company is the surviving corporation.

No more than 50,000 shares of stock may be granted to any single employee in any calendar year pursuant to the Incentive Plan. The amount paid under the Incentive Plan to any single employee in any calendar year with respect to any cash-based award shall not exceed $2,000,000. Shares issued under the Incentive Plan may be either newly issued shares or treasury shares, as determined by the Compensation Committee. In the event of any change in the capitalization of the Company or in the event of any corporate change involving the Company, the Compensation Committee will adjust the share limitations described above, the type of securities available for grant under the Incentive Plan, and the number and the type of securities underlying outstanding awards, in each case, as it considers appropriate in order to prevent dilution or enlargement of rights.

Only Directors and key employees (including officers of the Company, whether or not they are members of the Board) of the Company and its affiliates who have made or who the Compensation Committee believes will make substantial contributions to the management, growth and protection of the Company’s business are eligible to participate in the Incentive Plan. As of March 2009, it is expected that approximately 85 employees and seven Directors will be eligible to participate in the Incentive Plan. The closing per share price on the NYSE of a share of the Company’s Common Stock on March 23, 2009, was $30.64.

The Compensation Committee is authorized to grant awards, designating both the employees and Directors of the Company or its affiliates who will be granted the awards, the type of award, the number of shares or amount of cash underlying such awards and the terms and conditions of such awards from time to time. Subject to Section 157 of the Delaware General Corporation Law, the Compensation Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board or officers of the Company to grant awards to persons who are not executive officers of the Company (within the meaning of Rule 16a-1 of the Exchange Act). The Compensation Committee has the full discretionary authority to administer the Incentive Plan, including the authority to interpret and construe any provision of the Incentive Plan and the terms of any award granted thereunder.

In the case of any stock options or stock appreciation rights issued under the Incentive Plan, the exercise price per share of Common Stock covered by any such option or stock appreciation right shall be not less than 100% of the fair market value of a share of Common Stock on the date on which such option or stock appreciation right is granted. Any stock option or stock appreciation right granted under the Incentive Plan shall expire on the ten-year anniversary of the date such option or stock appreciation right is granted.

The amount payable with respect to any award that is intended to qualify as Performance-Based Compensation under Section 162(m) of the Code shall be determined in any manner permitted by Section 162(m) of the Code. The payment or vesting of such awards will depend upon performance targets related to one or more of the following performance measures: (i) net income or operating net income (before or after taxes, interest, depreciation, amortization, and/or nonrecurring/unusual items), (ii) return on assets, return on capital, return on equity, return on economic capital, return on other measures of capital, return on sales or other financial criteria, (iii) revenue or net sales, (iv) gross profit or operating gross profit, (v) cash flow, (vi) productivity or efficiency ratios, (vii) share price or total shareholder return, (viii) earnings per share, (ix) budget and expense management, (x) customer and product measures, including market share, high value client growth, and customer growth, (xi) working capital turnover and targets, (xii) margins, (xiii) economic value added or other value added measurements, (xiv) sales volume or other sales performance criteria and (xv) goals related to the research, development, implementation or marketing of new products or business initiatives, in any such case (A) considered absolutely or relative to historic performance or relative to one or more other businesses and (B) determined for the Company or any business unit or division thereof.

The Compensation Committee may, in its discretion, reduce or eliminate the amount payable to any participant with respect to an award that is intended to qualify as Performance-Based Compensation, based on such factors as the Compensation Committee may deem relevant, but the Compensation Committee may not increase any such amount above the amount established in accordance with the relevant performance schedule. The measurement of any performance measure(s) may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the Company’s audited financial statements, including the notes thereto.

Each award agreement will specify the consequences with respect to such award of any termination of employment, leave of absence, and the employee’s death or disability. Unless otherwise set forth in an award grant agreement, upon a Change in Control of the Company, awards will immediately vest. For purposes of the Incentive Plan, a “Change in Control” means the occurrence of any of the following after the Incentive Plan’s effective date: (i) the occurrence of a change in control of the Company of a nature that would be required to be reported or is reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the effective date, pursuant to Sections 13 or 15(d) of the Exchange Act; or (ii) any person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s outstanding securities (other than any person who was a “beneficial owner” of securities of the Company representing 30% or more of the combined voting power of the Company’s outstanding securities prior to the effective date); or (iii) individuals who constitute the Board on the effective date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board, provided that any person becoming a director subsequent to the effective date whose appointment to fill a vacancy or to fill a new Board position was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s shareholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (iii), considered as though he were a member of the Incumbent Board; or (iv) the occurrence of any of the following of which the Incumbent Board does not approve: (A) merger or consolidation in which the Company is not the surviving corporation or (B) sale of all or substantially all of the assets of the Company; or (v) consummation of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan of reorganization are exchanged or converted into cash or property or securities not issued by the Company, which was approved by shareholders pursuant to a proxy statement soliciting proxies from shareholders of the Company, by someone other than the then current management of the Company.

Notwithstanding the foregoing and for the purposes of timing of payment, distribution or settlement only, a Change in Control shall not be deemed to occur under the Incentive Plan with respect to any award that constitutes “non-qualified deferred compensation” within the meaning of Section 409A of the Code, unless the events that have occurred would also constitute a “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Final Regulation 1.409A-3(i)(5), or any successor thereto.

Awards shall not vest more rapidly than ratably over a three-year period; provided, however, that (i) to the extent permitted by Section 409A of the Code, the Compensation Committee may, in its sole discretion, provide for accelerated vesting of any such award on account of a participant’s retirement, death, disability, leave of absence, termination of employment or any other similar event, (ii) to the extent permitted by Section 409A of the Code, the Compensation Committee may, in its sole discretion, provide for accelerated vesting of any such award upon the achievement of performance criteria specified by the Compensation Committee, related to a period of performance of one year or more, and (iii) up to twenty percent (20%) of the shares of Common Stock reserved for issuance under the Incentive Plan may be granted subject to awards with such other vesting requirements (if any) as the Compensation Committee may establish in its sole discretion (which number of shares shall not include any shares subject to Performance-Based Compensation awards). On or after the date of grant of an award under the Incentive Plan, and subject to applicable law and the limitations and requirements set forth in the preceding sentence, the Compensation Committee may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Award.

A participant will generally have none of the rights of a shareholder with respect to the shares underlying an award until the date of the issuance of a stock certificate with respect to such shares or the date as of which the Company records the participant or his or her nominee as the owner of such shares, free and clear of any restrictions or conditions pursuant to the Incentive Plan or any award agreement thereunder. At a participant’s request, the Compensation Committee may withhold or permit the participant to tender a portion of the shares underlying an award to satisfy tax withholding obligations incurred in connection with such award.

The Board of Directors may amend, modify, or terminate the Incentive Plan at any time, except that the participant’s consent will be required if such amendment, modification or termination reduces any participant’s award or otherwise materially affects the rights of such participant. With respect to awards subject to Section 409A of the Code, any amendment, modification or termination of the Incentive Plan or any such award shall conform to the requirements of Section 409A of the Code.

Certain Federal Income Tax Consequences.  The following is a brief description of the principal United States federal income tax consequences related to options granted under the Incentive Plan.

Non-Qualified Options.  Generally, a grantee will not be subject to tax at the time a non-qualified option is granted, and no tax deduction is then available to the Company. Upon the exercise of a non-qualified option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid will be included in the grantee’s ordinary income and the Company will generally be entitled to deduct the same amount. Upon disposition of shares acquired upon exercise, appreciation or depreciation after the date of exercise will be treated by the grantee or transferee of the non-qualified option as either capital gain or capital loss and, depending upon the length of period following exercise, either short term or long term.

If a non-qualified option provides for issuance of Common Stock subject to restrictions upon exercise, the grantee receiving such restricted stock will not recognize income for tax purposes until the restrictions lapse, unless he or she elects otherwise, as described below. Rather, the grantee will have taxable income upon lapse of the restrictions equal to the amount by which the fair market value of the shares at the time the restrictions lapse exceeds the exercise price paid on exercise, and the Company will generally have a tax deduction in the same amount. Proceeds from the sale of stock sold after the restrictions lapse will be taxable as a capital gain or capital loss, depending upon the amount by which the sale price exceeds or is less than the fair market value of the stock at the time the restrictions lapse.

Alternatively, a grantee who receives Common Stock subject to restrictions can elect to recognize income immediately upon exercise of the non-qualified option, in which case the grantee’s taxable income and the Company’s tax deduction are generally determined at the time of option exercise, as explained in the first paragraph of this section. However, if the grantee subsequently forfeits the stock or is required to sell it to the Company by the terms of the restriction, the grantee’s tax deduction for any loss on the sale will be limited to the amount, if any, by which the exercise price exceeds the amount paid by the Company on such sale.

If the grantee pays the exercise price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. No gain or loss is recognized on delivery of the previously acquired shares to the Company, and shares received by the grantee equal in number to the previously acquired shares so exchanged will have the same basis and holding period for capital gain purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income equal to such fair market value is realized, and a holding period beginning as of such date.

Incentive Stock Options.  A grantee will not be subject to tax at the time an incentive stock option is granted or exercised, and no tax deduction is available to the Company; however, the grantee may be subject to the alternative minimum tax on the excess of the fair market value of the shares received upon exercise of the incentive stock option over the exercise price paid. Upon disposition of the shares acquired upon exercise of an incentive stock option, capital gain or capital loss will generally be recognized in an amount equal to the difference between the sale price and the exercise price, as long as the grantee has not disposed of the shares within two years of the date of grant of the option or within one year from the date of exercise and has been employed by the Company at all times from the grant date until the date three months before the date of exercise (one year in the case of permanent disability). If the grantee disposes of the shares without satisfying both the holding period and employment requirements (a disqualifying disposition), the grantee will recognize ordinary income at the time of the disqualifying disposition to the extent of the excess of the amount realized on such disqualifying disposition over the exercise price paid or, if the disqualifying disposition resulted from a failure to satisfy the holding period requirement, the fair market value of the shares on the date the incentive stock option is exercised (if less). Any remaining gain or loss is treated as a capital gain or capital loss.

If the grantee pays the exercise price, in whole or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. Upon such exchange, and except for disqualifying dispositions, no gain or loss is recognized upon the delivery of the previously acquired shares to the Company, and the shares received by the grantee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period for capital gain or capital loss purposes as the previously acquired shares. Shares received by the grantee in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the shares are issued to the grantee upon exercise of the incentive stock option. If such an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

The Company is not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the grantee recognized ordinary income in a disqualifying disposition.

Limits on Company’s Deductions.  Code Section 162(m) generally places a $1 million annual limit on a company’s tax deduction for compensation paid to a “covered employee.” A “covered employee” is defined as the chief executive officer and the other three highest paid officers named in the company’s proxy statement (other than the chief executive officer). This limit does not apply to compensation that satisfies the applicable requirements for the “performance-based compensation” exception (“Performance Exception”), including approval by shareholders of the material terms of the compensation. Approval of the Incentive Plan at the Annual Meeting will satisfy this shareholder-approval requirement.

The Incentive Plan incorporates the provisions required to satisfy the Performance Exception for options and stock appreciation rights, in addition to the shareholder approval requirements. These requirements include limiting the maximum number of shares of Common Stock for which options and stock appreciation rights may be granted to any single participant during any one-year period to 50,000 (subject to adjustments as described above under “Summary of Incentive Plan”), allowing such awards to only be granted by the Compensation Committee which must be comprised of “outside directors” as defined under Code Section 162(m), and requiring that the exercise price of such awards be not less than the fair market value of the underlying stock on the date of grant.

If the Committee makes awards other than options and stock appreciation rights subject to the achievement of performance goals, and complies with the other procedures required by the Performance Exception, the awards should qualify for the Performance Exception. These procedures require that the Committee establish objective performance-based goals based upon one or more of the performance measures outlined above within the time allowed by the Performance Exception and at a time when achievement of the goals is not substantially certain, and that it certify the achievement of those goals before the vesting or payment of the awards.

It is anticipated that in general, the Committee will operate the Incentive Plan in a manner designed to avoid loss of the Company’s tax deduction because of Code Section 162(m). However, it is possible that in some cases, awards granted to covered employees may not qualify for the Performance Exception. Further, if awards vest or are paid on an accelerated basis upon a Change in Control or a subsequent termination of employment, some or all of the value of that acceleration may be considered an “excess parachute payment” under Section 280G of the Code. This would result in the imposition of a 20 percent federal excise tax on the recipients of the excess parachute payments and a loss of the Company’s deduction for the excess parachute payments.

New Plan Benefits.  Except as set forth below, awards to be granted under the Incentive Plan are not determinable at this time. Any such grant will be in the discretion of the Compensation Committee in accordance with the terms of the Incentive Plan.

The Compensation Committee has granted certain cash-based awards under the Incentive Plan as set forth below, subject to shareholder approval of the Incentive Plan. If the Incentive Plan is not approved by shareholders, these awards will be cancelled, but the Compensation Committee may, in its discretion, pay other compensation which may not be deductible under Section 162(m). The amounts set forth below presume achievement of 100% of the stipulated target level of the relevant performance measurement for each award.

Name and Position	Dollar Value ($)

Gary A. Kolstad, President and Chief Executive Officer	225,000
Ernesto Bautista, III, Vice President and Chief Financial Officer	70,000
Mark L. Edmunds, Vice President of Operations	63,000
David G. Gallagher, Vice President of Marketing and Sales	66,250
R. Sean Elliott, General Counsel, Corporate Secretary and Chief Compliance Officer	37,500
Executive Officer Group	461,750
Non-Executive Director Group	—
Non-Executive Officer Employee Group	29,500

The Board of Directors recommends a vote “FOR” the ratification and approval of the CARBO Ceramics Inc. Omnibus Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who are beneficial owners of more than 10% of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of shares of Common Stock beneficially owned by them. Directors, executive officers and beneficial owners of more than 10% of the Common Stock are also required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC.

To the Company’s knowledge, no director, executive officer or greater than 10% beneficial owner of the Common Stock failed to timely file with the SEC one or more required reports on Form 3, 4 or 5, during 2008.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee met seven times during 2008. The Audit Committee reviewed with management and the independent registered public accounting firm the interim financial information included in the March 31, June 30 and September 30, 2008 Quarterly Reports on Form 10-Q prior to their filing with the SEC. In addition, the Audit Committee reviewed all earnings releases with management and the Company’s independent registered public accounting firm prior to their release.

Consistent with the applicable requirements of the Public Company Accounting Oversight Board, the Company’s independent registered public accounting firm provided the Audit Committee a written statement describing all the relationships between it and the Company that might bear on its independence. The Audit Committee also discussed and reviewed with the Company’s independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviews and discusses with management the audited financial statements in the Company’s Annual Report on Form 10-K, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the acceptability and quality of the Company’s accounting principles and such other matters appropriate for discussion with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from management and the Company and considered the compatibility of non-audit services with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC. The Audit Committee also approved, subject to shareholders’ ratification, the selection of the Company’s independent registered public accounting firm.

This report of the Audit Committee is not “solicitation material” and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

CARBO Ceramics Inc. Audit Committee

Robert S. Rubin, Chairman
Dr. Claude E. Cooke, Jr.
Chad C. Deaton
James B. Jennings
H. E. Lentz, Jr.
Randy L. Limbacher

March 16, 2009

RATIFICATION OF APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 3)

Subject to ratification by the shareholders, the Audit Committee of the Board of Directors intends to reappoint Ernst & Young as the Company’s independent registered public accounting firm to audit the financial statements of the Company for 2009. Ernst & Young has acted as the Company’s independent registered public accounting firm since its formation in 1987. Representatives of the firm of Ernst & Young are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees.  Ernst & Young’s fees for the Company’s annual audit and review of interim financial statements were $745,462 in 2008, $624,206 in 2007, and $577,195 in 2006.

Audit-Related Fees.  Ernst & Young’s fees for audit-related services were $35,749 in 2008, $33,388 in 2007, and $22,000 during 2006. Audit-related services for 2008, 2007 and 2006 primarily include fees for employee benefit plan audits.

Tax Fees.  Ernst & Young’s fees for tax services were $144,135 in 2008, $134,663 in 2007, and $90,898 during 2006. Tax services primarily involve assistance with tax return compliance and consultations regarding foreign tax jurisdictions.

All Other Fees.  Ernst & Young’s fees for all other products and services were $6,924 during 2008, $2,592 during 2007, and $0 during 2006. These other products and services include various training and consultation services.

Under the Audit Committee’s Pre-Approval Procedures for Audit and permitted Non-Audit Services, the Chairman of the Audit Committee is allowed to pre-approve audit and non-audit services if such services will commence prior to the next regularly scheduled meeting of the Audit Committee and where the cost of such services in the aggregate will not exceed $50,000. The Audit Committee is then informed of such pre-approval at its next meeting. For 2008, there were no non-audit related services approved in this manner.

The Audit Committee and the Board of Directors recommend the shareholders vote “FOR” such ratification.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment on such matters.

APPENDIX A

CARBO CERAMICS INC.
OMNIBUS INCENTIVE PLAN

1.  Purpose of the Plan

This CARBO Ceramics Inc. Omnibus Incentive Plan is intended to promote the interests of the Company and its stockholders by providing the key employees of the Company, and eligible non-employee directors of CARBO Ceramics, with incentives and rewards to encourage them to continue in the service of the Company. The Plan is designed to serve this goal by providing such employees and eligible non-employee directors with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.  Definitions

As used in the Plan or in any instrument governing the terms of any Award, the following definitions apply to the terms indicated below:

(a) “Award” means an Option or Other Award granted pursuant to the terms of the plan.

(b) “Board” means the Board of Directors of CARBO Ceramics.

(c) “CARBO Ceramics” means CARBO Ceramics Inc., a Delaware corporation, and any successor thereto.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(e) “Committee” means the Compensation Committee of CARBO Ceramics or such other committee appointed by the Board from time to time to administer the Plan (and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan) that meets the criteria set forth in Section 4 of the Plan.

(f) “Common Stock” means the common stock of CARBO Ceramics, par value $0.01 per share, or any other security into which such common stock shall be changed pursuant to the adjustment provisions of Section 10 of the Plan.

(g) “Company” means CARBO Ceramics, together with its Subsidiaries.

(h) “Covered Employee” means a Participant who at the time of reference is a “covered employee” as defined in Section 162(m) of the Code.

(i) “Director” means a member of the Board who is not at the time of reference an employee of the Company.

(j) “Disability” shall mean any physical or mental impairment which qualifies a Participant for (i) disability benefits under any long-term disability plan maintained by the Company, (ii) workers’ compensation total disability benefits or (iii) Social Security disability benefits, or as otherwise determined by the Board. For purposes of this Plan, a Participant’s employment shall be deemed to have terminated as a result of Disability on the date as of which he or she is first entitled to receive disability benefits under such policy, law or regulation; provided that with respect to any Award that is subject to Section 409A of the Code, if such Award provides for any payment or distribution upon a Participant’s (i) Disability, then “Disability” shall have the meaning given to such term in Section 1.409A-3(i)(4) of the Treasury Regulations or (ii) termination of employment as a result of Disability, then such Participant’s employment shall be deemed to have terminated as a result of Disability on the date on which such Participant experiences a Separation from Service.

(k) “Effective Date” means the date on which the Plan is approved by the stockholders of CARBO Ceramics.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(m) “Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination, (i) the closing price of a share of Common Stock, as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, on the date of determination (or, if not reported on such date, on the next preceding date on which such price was reported) or (ii) if the Common Stock is not listed or admitted to trading on any securities exchange, the fair market value of a share of Common Stock as reasonably determined by the Committee in its sole discretion using a reasonable valuation method.

(n) “Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

(o) “Other Award” means an award granted to a Participant pursuant to Section 7.

(p) “Participant” means a Director or employee of the Company who is eligible to participate in the Plan and to whom one or more Awards have been granted pursuant to the Plan and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.

(q) “Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

(r) “Performance Measures” means such measures as are described in Section 8 on which Performance Targets are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.

(s) “Performance Percentage” means the factor determined pursuant to a Performance Schedule that is to be applied to a Target Award and that reflects actual performance compared to the Performance Target.

(t) “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award that is intended to qualify as Performance-Based Compensation. Performance Periods may be overlapping.

(u) “Performance Schedule” means a schedule or other objective method for determining the applicable Performance Percentage to be applied to each Target Award.

(v) “Performance Target” means performance goals and objectives with respect to Performance Measures for a Performance Period.

(w) “Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(x) “Plan” means this CARBO Ceramics Inc. Omnibus Incentive Plan, as it may be amended from time to time.

(y) “Securities Act” means the Securities Act of 1933, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(z) “Separation from Service” shall have the meaning set forth in Section 1.409A-1(h) of the Treasury Regulations.

(aa) “Specified Employee” shall have meaning set forth in Section 1.409A-1(i) of the Treasury Regulations.

(bb) “Subsidiary” shall mean any entity that is directly or indirectly controlled by CARBO Ceramics or any entity, including an acquired entity, in which CARBO Ceramics has a significant equity interest, as determined by the Committee in its sole discretion, provided that with respect to any Award that is subject to Section 409A of the Code, “Subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with CARBO Ceramics, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury

Regulations. Notwithstanding the foregoing, for the purpose of determining whether a corporation or other entity is a Subsidiary for purposes of Section 5(a) hereof, if the Awards proposed to be granted to employees of such corporation or other entity would be granted based upon legitimate business criteria, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Code Section 1.414(c)-2(b)(2)(i). For purposes of determining ownership of an interest in an organization, the rules of Sections 1.414(c)-3 and 1.414(c)-4 of the Treasury Regulations apply.

(cc) “Target Award” means a target Award determined by the Committee to be payable upon satisfaction of any applicable Performance Targets.

(dd) “Treasury Regulations” shall mean the regulations promulgated under the Code by the United States Internal Revenue Service, as amended.

(ee) “Voting Securities” means, at any time, CARBO Ceramics’ then outstanding voting securities.

3.  Stock Subject to the Plan and Limitations on Awards

(a) Stock Subject to the Plan

The maximum number of shares of Common Stock that may be covered by Awards granted under the Plan shall not exceed 750,000 shares of Common Stock in the aggregate. The maximum number of shares of Common Stock that may be issued through Options designated as “incentive stock options” within the meaning of Section 422 of the Code under the Plan shall not exceed 750,000 shares of Common Stock in the aggregate. The shares referred to in the preceding sentences of this paragraph shall in each case be subject to adjustment as provided in Section 10 and the following provisions of this Section 3. Shares of Common Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee.

For purposes of the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence, if an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan. Shares of Common Stock covered by Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual) shall not count as used under the Plan for purposes of this Section 3(a).

(b) Individual Award Limits

Subject to adjustment as provided in Section 10, the maximum number of shares of Common Stock that may be covered by Awards granted under the Plan to any single Participant in any calendar year shall not exceed 50,000 shares. The amount paid under the Plan to any single Participant in any calendar year with respect to any cash-based Award shall not exceed $2,000,000.

4.  Administration of the Plan

The Plan shall be administered by a committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as

“independent” within the meaning of any applicable stock exchange or similar regulatory authority. The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and Directors of the Company who shall be granted Awards under the Plan and the amount, type and other terms and conditions of such Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board (including members who are employees of the Company) or officers of CARBO Ceramics to grant Awards to persons who are not “executive officers” of CARBO Ceramics (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitation as the Committee may specify and in accordance with (and only to the extent permitted by) Section 157 of the Delaware General Corporation Law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Award (and any agreement evidencing any Award) granted hereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment and whether employment for any Person other than the Company shall constitute employment for any purposes of the Plan. The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a Person that is a Subsidiary of CARBO Ceramics and such entity ceases to be a Subsidiary of CARBO Ceramics, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties.

On or after the date of grant of an Award under the Plan, the Committee may, subject to applicable law and the limitations and requirements set forth herein, (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.  Eligibility

(a) The Persons who shall be eligible to receive Awards pursuant to the Plan shall be those employees and Directors of the Company whom the Committee shall select from time to time, including those key employees (including officers of CARBO Ceramics, whether or not they are members of the Board) who are largely responsible for the management, growth and protection of the business of the Company. With respect to employees subject to U.S. income tax, Options and stock appreciation rights shall only be granted to such employees who provide direct services to CARBO Ceramics or a Subsidiary of CARBO Ceramics as of the date of grant of the Option or stock appreciation right. Each Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee.

(b) Employees of Subsidiaries may participate in the Plan upon approval of Awards to such employees by the Committee. A Subsidiary’s participation in the Plan may be conditioned upon the Subsidiary’s agreement to reimburse the Company for costs and expenses of such participation, as determined by the Company. The Committee may terminate the Subsidiary’s participation in the Plan at any time and for any reason. If a Subsidiary’s participation in the Plan shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except with the approval of the Committee, and the Committee shall determine, in its sole discretion, the extent to which employees of the Subsidiary may continue to participate in the Plan with respect to previously granted Awards. Unless the Committee determines otherwise, a Subsidiary’s participation in the Plan shall terminate upon the occurrence of any event that results in such entity no longer constituting a Subsidiary as defined herein; provided, however, that such termination shall not relieve such Subsidiary of any of its obligations to the Company theretofore incurred by it under the Plan, except with the approval of the Committee. Notwithstanding the foregoing, unless otherwise specified by the Committee, upon any such Subsidiary ceasing to be a Subsidiary as defined herein, the Participants employed by such Subsidiary shall be deemed to have terminated employment for purposes of the Plan. With respect to Awards subject to Section 409A of the Code, for purposes of determining whether a distribution is due to a Participant, such Participant’s employment shall be deemed terminated as described in the preceding sentence only if the Committee determines that a Separation from Service has occurred.

6.  Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a) Exercise Price

The exercise price per share of Common Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted. The agreement evidencing the award of each Option shall clearly identify such Option as either an “incentive stock option” within the meaning of Section 422 of the Code or as a non-qualified stock option.

(b) Term and Exercise of Options

(1) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and specified in the agreement evidencing such Option; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

(2) Each Option may be exercised in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(3) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(4) Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may (but shall not be obligated to) permit Options that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine.

(c) Effect of Termination of Employment or Other Relationship

The agreement evidencing the award of each Option shall specify the consequences with respect to such Option (if any) of the Participant’s termination of employment or service as a Director or other relationship between the Company and the Participant holding the Option, a leave of absence and the Participant’s death or Disability.

(d) Special Rules for Incentive Stock Options

(1) The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of CARBO Ceramics or any of its “subsidiaries” (within the meaning of Section 424 of the Code) shall not exceed $100,000. Such Fair Market

Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such incentive stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of which Options shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such incentive stock options shall remain unchanged.

(2) No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of CARBO Ceramics or any of its “subsidiaries” (within the meaning of Section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

7.  Other Awards

(a) The Committee may grant cash-based, equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of cash, stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, (iv) be designed to comply with applicable laws of jurisdictions other than the United States and (v) be designed to qualify as Performance-Based Compensation; provided, that each equity-based or equity-related Other Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified (or will be determined using a formula that is specified) at the time of the grant of such Other Award. The exercise price per share of Common Stock covered by any stock appreciation right shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such stock appreciation right is granted, and the compensation payable pursuant to any stock appreciation right shall not exceed the excess of the Fair Market Value of a share of Common Stock on the date on which such stock appreciation right is exercised over the exercise price.

(b) The agreement evidencing each Other Award shall specify the consequences with respect to such Award (if any) of the Participant’s termination of employment or service as a Director or other relationship between the Company and the Participant holding such Award, a leave of absence, and the Participant’s death or Disability.

(c) Notwithstanding any provision of this Plan to the contrary, and except as provided in this Section 7(c) and with respect to Performance-Based Compensation as described in Section 8 hereof, Awards shall not vest more rapidly than ratably over a three-year period; provided, however, that (i) to the extent permitted by Section 409A of the Code, the Committee may, in its sole discretion, provide for accelerated vesting of any such Award on account of a Participant’s retirement, death, Disability, leave of absence, termination of employment or any other similar event, (ii) to the extent permitted by Section 409A of the Code, the Committee may, in its sole discretion, provide for accelerated vesting of any such Award upon the achievement of performance criteria specified by the Committee, related to a period of performance of one year or more, and (iii) up to twenty percent (20%) of the shares of Common Stock reserved for issuance under the Plan may be granted subject to Awards with such other vesting requirements (if any) as the Committee may establish in its sole discretion (which number of shares shall not include any shares subject to Performance-Based Compensation Awards).

8.  Performance-Based Compensation

(a) Calculation

The amount payable with respect to an Award that is intended to qualify as Performance-Based Compensation shall be determined in any manner permitted by Section 162(m) of the Code.

(b) Discretionary Reduction

The Committee may, in its discretion, reduce or eliminate the amount payable to any Participant with respect to an Award that is intended to qualify as Performance-Based Compensation, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule. For purposes of clarity, the Committee may exercise the discretion provided for by the foregoing sentence in a non-uniform manner among Participants.

(c) Performance Measures

The Performance Targets upon which the payment or vesting of any Award (other than Options and stock appreciation rights) to a Covered Employee that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: (i) net income or operating net income (before or after taxes, interest, depreciation, amortization, and/or nonrecurring/unusual items), (ii) return on assets, return on capital, return on equity, return on economic capital, return on other measures of capital, return on sales or other financial criteria, (iii) revenue or net sales, (iv) gross profit or operating gross profit, (v) cash flow, (vi) productivity or efficiency ratios, (vii) share price or total stockholder return, (viii) earnings per share, (ix) budget and expense management, (x) customer and product measures, including market share, high value client growth, and customer growth, (xi) working capital turnover and targets, (xii) margins, (xiii) economic value added or other value added measurements, (xiv) sales volume or other sales performance criteria and (xv) goals related to the research, development, implementation or marketing of new products or business initiatives, in any such case (A) considered absolutely or relative to historic performance or relative to one or more other businesses and (B) determined for the Company or any business unit or division thereof.

Within 90 days after the beginning of a Performance Period, and in any case before 25% of the Performance Period has elapsed, the Committee shall establish (I) Performance Measures and Performance Targets for such Performance Period, (II) Target Awards for each Participant, and (III) Performance Schedules for such Performance Period.

The measurement of any Performance Measure(s) may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the Company’s audited financial statements, including the notes thereto. Any Performance Measure(s) may be used to measure the performance of any Participant or group of Participants, or the Company or a Subsidiary as a whole or any business unit of the Company or any Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.

Nothing in this Section 8 is intended to limit the Committee’s discretion to adopt conditions with respect to any Award that is not intended to qualify as Performance-Based Compensation that relate to performance other than the Performance Measures. In addition, the Committee may, subject to the terms of the Plan, amend previously granted Awards in a way that disqualifies them as Performance-Based Compensation.

In the event that the requirements of Section 162(m) of the Code and the regulations thereunder change to permit Committee discretion to alter the Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

9.  Payments and Deferrals

(a) Payment of vested Awards may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The

Committee may (i) postpone the exercise of Options or stock appreciation rights (but not beyond their expiration dates), (ii) require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time, (iii) provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents, (iv) stipulate in any agreement evidencing an Award, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment; provided, that the period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its sole discretion. Notwithstanding the forgoing, with respect to any Award subject to Section 409A of the Code, the Committee shall not take any action described in the preceding sentence unless it determines that such action will not result in any adverse tax consequences for any Participant under Section 409A of the Code.

(b) If, pursuant to any Award granted under the Plan, a Participant is entitled to receive a payment on a specified date, such payment shall be deemed made as of such specified date if it is made (i) not earlier than 30 days before such specified date and (ii) not later than December 31 of the year in which such specified date occurs or, if later, the fifteenth day of the third month following such specified date, in each case provided that the Participant shall not be permitted, directly or indirectly, to designate the taxable year in which such payment is made.

(c) Notwithstanding the foregoing, if a Participant is a Specified Employee at the time of his or her Separation from Service, any payment(s) with respect to any Award subject to Section 409A of the Code to which such Participant would otherwise be entitled by reason of such Separation from Service shall be made on the date that is six months after the Participant’s Separation from Service (or, if earlier, the date of the Participant’s death).

(d) If, pursuant to any Award granted under the Plan, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the same meaning as provided in Section 1.409A-2(b)(2)(iii) of the Treasury Regulations.

10.  Adjustment Upon Certain Changes

(a) In the event of any change in the Company’s capital structure on account of (i) any extraordinary dividend, stock dividend, stock split, reverse stock split, or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divesture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any other similar event affecting the Company’s capital structure, to the extent necessary to prevent the enlargement or diminution of the rights of Participants, the Committee shall make such adjustments as it deems necessary or appropriate to (A) the maximum number of shares of Common Stock that may be issued through Awards under the Plan, (B) the maximum number of shares of Common Stock that may be issued through Options under the Plan, (C) to the extent permitted under Section 162(m) of the Code, the maximum number of shares that may be granted to any individual Participant under the Plan; (D) the number or kind of shares subject to an outstanding Award; (E) subject to the limitation contained in Section 10(d), the exercise price applicable to an outstanding Award; (F) to the extent permitted under Section 162(m) of the Code, any measure of performance that relates to an outstanding Award; and (G) any other terms or conditions of outstanding Awards as the Committee in its discretion deems appropriate, in each case in order to reflect such change in the Common Stock.

(b) Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), the Awards outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Common Stock subject to any such Awards would have received in such merger or consolidation (it being understood that if, in connection with such transaction, the stockholders of the Company retain their shares of

Common Stock and are not entitled to any additional or other consideration, the Awards shall not be affected by such transaction).

(c) In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall (x) provide for the exchange of each Option or Other Award outstanding immediately prior to such event (whether or not then exercisable or vested) for a right with respect to some or all of the property for which the stock underlying such Option or Other Award is exchanged and, incident thereto, make any adjustment in the exercise price of the Options or stock appreciation rights or the number or kind of securities or amount of property subject to any Award and/or (y) cancel, effective immediately prior to such event, any outstanding Award (whether or not exercisable or vested) and in full consideration of such cancellation pay to the Participant an amount in cash, with respect to each underlying share of Common Stock, equal to the excess of (A) the value, as determined by the Committee in its discretion of securities and/or property (including cash) received by such holders of shares of Common Stock as a result of such event over (B) the exercise price, if applicable, in each case, as the Committee may consider, in its sole discretion, necessary or appropriate to prevent dilution or enlargement of rights.

(d) Notwithstanding any provision of this Plan to the contrary, in no event shall (i) any repricing (within the meaning of U.S. generally accepted accounting principles or any applicable stock exchange rule) of Awards issued under the Plan be permitted at any time under any circumstances or (ii) any new Awards be issued in substitution for outstanding Awards previously granted to Participants if such action would be considered a repricing (within the meaning of U.S. generally accepted accounting principles or any applicable stock exchange rule).

(e) Notwithstanding anything to the contrary in this Section 10, any action taken under this Section 10: (i) with respect to incentive stock options, shall be taken only to the extent that it does not constitute a “modification” within the meaning of Section 424(h)(3) of the Code, (ii) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, (iii) with respect to Awards subject to Section 409A of the Code, shall conform to the requirements of Section 409A of the Code, and (iv) with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, shall be taken only to the extent that the Committee determines that such actions may be taken without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment, substitution, cancellation or other action hereunder and, upon notice, such adjustment, substitution, cancellation or other action shall be conclusive and binding for all purposes. Notwithstanding the foregoing, the Committee may, in its discretion, decline to take action under this Section 10 with respect to any Award if the Committee determines that such action would violate (or cause the Award to violate) applicable law or result in adverse tax consequences to the Participant or to the Company. No provision of this Section 10 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

(f) Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of CARBO Ceramics or any other corporation. Except as expressly provided in the Plan, no issuance by CARBO Ceramics of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Award.

11.  Rights Under the Plan

Except as otherwise expressly provided in any Award grant agreement, no person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award granted pursuant to the Plan until the date (if any) of the issuance of a stock certificate with respect to such shares or the date as of which the Company records the Participant or his or her nominee as the owner of such shares, free and clear of any restrictions or conditions pursuant to the Plan or any grant agreement hereunder, in its books and records. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued or such record is made. Nothing in this Section 11 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock underlying an Award if such share were issued or outstanding on the record date of such dividends, or from granting rights hereunder related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12.  No Special Employment Rights; No Right to Award

(a) Nothing contained in the Plan or any Award shall confer upon any Participant any right with respect to the continuation of his or her employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any subsequent Award to such Participant (or any Award to any other Participant or other person) at any time, nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.  Securities Matters

(a) CARBO Ceramics shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or non-U.S. laws. Notwithstanding anything herein to the contrary, CARBO Ceramics shall not be obligated to cause to be issued or delivered any certificates evidencing shares or recordation by the Company of the Participant or his or her nominee as the owner of Common Stock pursuant to the Plan unless and until CARBO Ceramics is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance and delivery of certificates evidencing shares or recordation by the Company of the Participant or his or her nominee as the owner of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to CARBO Ceramics shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws and regulations and the requirements of any securities exchange on which shares of Common Stock are traded. CARBO Ceramics may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of shares of Common Stock pursuant to any Award pending or to ensure compliance under federal, state or non-U.S. securities laws. CARBO Ceramics shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of shares of Common Stock pursuant to any Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.  Withholding Taxes

(a) Payment of Taxes

Participants shall be solely responsible for any applicable taxes (including without limitation income and excise taxes) and penalties, and any interest that accrues thereon, which they incur in connection with the receipt, vesting, settlement or exercise of any Award. Notwithstanding any provision of this Plan to the contrary, in no event shall the Company or any Subsidiary be liable to a Participant on account of an Award’s failure to (i) qualify for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment under U.S. or non-U.S. law, including, without limitation, Section 409A of the Code.

(b) Cash Remittance

Whenever shares of Common Stock are to be issued upon the exercise, grant or vesting of an Award, and whenever any cash amount shall become payable in respect of any Award, CARBO Ceramics shall have the right to require the Participant to remit to CARBO Ceramics in cash an amount sufficient to satisfy federal, state, local and/or non-U.S. withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to the delivery of any certificate or certificates for such shares or recordation by the Company of the Participant or his or her nominee as the owner of such shares or the effectiveness of the lapse of such restrictions or making of such payment. In addition, upon the exercise or settlement of any Award in cash, or any payment with respect to any Award, CARBO Ceramics shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, local and/or non-U.S. withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(c) Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise, grant or vesting of an Award, the Participant may tender to CARBO Ceramics a number of shares of Common Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state, local and/or non-U.S. withholding tax requirements, if any, attributable to such exercise, grant or vesting, but not greater than the minimum withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(d) Stock Withholding

At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise, grant or vesting of an Award, CARBO Ceramics shall withhold a number of such shares having a Fair Market Value at the exercise date determined by the Committee to be sufficient to satisfy the minimum federal, state, local and/or non-U.S. withholding tax requirements, if any, attributable to such exercise, grant or vesting, but not greater than the minimum withholding obligations. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

15.  Amendment or Termination of the Plan

(a) The Plan and any Award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without stockholder approval, if stockholder approval is required under then applicable law, including any applicable tax, stock exchange or accounting rules, and further provided that no amendment to the Plan or any Award shall violate the prohibition on repricing contained in Section 10(d). Notwithstanding the foregoing, with respect to Awards subject to Section 409A of the Code, any amendment, suspension or termination of the Plan or any such Award shall conform to the requirements of Section 409A of the Code. Except as otherwise provided in Section 15(b), no termination, suspension or amendment of the Plan or any Award shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant’s written consent.

(b) The Committee may amend or modify the terms and conditions of an Award to the extent that the Committee determines, in its sole discretion, that the terms and conditions of the Award violate or may violate Section 409A of the Code; provided, however, that (i) no such amendment or modification shall be made without the Participant’s written consent if such amendment or modification would violate the terms and conditions of any other agreement between the Participant and the Company and (ii) unless the Committee determines otherwise, any such amendment or modification of an Award made pursuant to this Section 15(b) shall maintain, to the maximum extent practicable, the original intent of the applicable Award provision without contravening the provisions of Section 409A of the Code. The amendment or modification of any Award pursuant to this Section 15(b) shall be at the Committee’s sole discretion and the Committee shall not be obligated to amend or modify any Award or the Plan, nor shall the Company be liable for any adverse tax or other consequences to a Participant resulting from such amendments or modifications or the Committee’s failure to make any such amendments or modifications for purposes of complying with Section 409A of the Code or for any other purpose. To the extent the Committee amends or modifies an Award pursuant to this Section 15(b), the Participant shall receive notification of any such changes to his or her Award and, unless the Committee determines otherwise, the changes described in such notification shall be deemed to amend the terms and conditions of the Award and the applicable agreement governing the terms of such Award.

16.  No Obligation to Exercise

The grant to a Participant of an Award shall impose no obligation upon such Participant to exercise such Award.

17.  Transfers Upon Death

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Award, or the right to exercise any Award, shall be effective to bind CARBO Ceramics unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Award.

18.  Expenses and Receipts

The expenses of the Plan shall be paid by CARBO Ceramics. Any proceeds received by CARBO Ceramics in connection with any Award will be used for general corporate purposes.

19.  Change in Control.

(a) Unless otherwise set forth in the instrument evidencing an Award, upon a Change in Control, (i) each outstanding Award that is eligible to vest based solely on the passage of time and/or the Participant’s continued service to the Company shall become fully vested and exercisable or settled in cash or stock, as applicable, and all restrictions thereon shall lapse and (ii) each outstanding Award that is eligible to vest based on the achievement of performance criteria shall vest and become exercisable or settled in cash or stock, as applicable, and the restrictions thereon shall lapse, with respect to the number of shares of Common Stock underlying such Award or the amount of cash that is equal to (a) the total number of shares of Common Stock underlying such Award or cash amount under an Award (including a Participant’s Target Award) that is eligible to vest based on performance during a performance period that includes the date of the Change in Control multiplied by (b) a fraction, the numerator of which is the number of days during such performance period that have elapsed prior to (and including) the date of the Change in Control and the denominator of which is the total number of days in such performance period, in each case as determined by the Committee. Any portion of a performance-based vesting award that does not vest pursuant to clause (ii) of the preceding sentence shall be forfeited as of the date of the Change in Control and the Participant shall have no further rights with respect thereto. With respect to any Award not described in the first sentence of this Section 19, the effect of a Change in Control on such Award (if any) shall be set forth in the instrument governing the terms of such Award.

(b) For purposes of the Plan and any agreement governing the terms of any Award hereunder, the term “Change in Control” means the occurrence of any of the following after the Effective Date: (i) the occurrence of a change in control of the Company of a nature that would be required to be reported or is reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Sections 13 or 15(d) of the Exchange Act; or (ii) any Person is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s outstanding securities (other than any Person who was a “beneficial owner” of securities of the Company representing 30% or more of the combined voting power of the Company’s outstanding securities prior to the Effective Date); or (iii) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board, provided that any person becoming a director subsequent to the Effective Date whose appointment to fill a vacancy or to fill a new Board position was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (iii), considered as though he were a member of the Incumbent Board; or (iv) the occurrence of any of the following of which the Incumbent Board does not approve (A) merger or consolidation in which the Company is not the surviving corporation or (B) sale of all or substantially all of the assets of the Company; or (v) consummation of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan of reorganization are exchanged or converted into cash or property or securities not issued by the Company, which was approved by stockholders pursuant to a proxy statement soliciting proxies from stockholders of the Company, by someone other than the then current management of the Company.

Notwithstanding the foregoing and for the purposes of timing of payment, distribution or settlement only, a Change in Control shall not be deemed to occur under this Section 19 of this Plan with respect to any Award that constitutes “non-qualified deferred compensation” within the meaning of Section 409A of the Code, unless the events that have occurred would also constitute a “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Final Regulation 1.409A-3(i)(5), or any successor thereto.

20.  Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

21.  Effective Date and Term of Plan

The Plan was adopted by the Board on January 20, 2009 subject to the approval of the Plan by the stockholders of CARBO Ceramics. No grants of Awards may be made under the Plan after the fifth anniversary of the Effective Date.

     THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS ARE INDICATED, WILL BE VOTED FOR THE NOMINEES AND PROPOSALS.

Please mark your votes as indicated in this example	☒

			FOR	WITHHOLD	*EXCEPTIONS
			ALL	FOR ALL
1.	To elect seven Directors. The Board of Directors recommends a vote FOR the nominees listed below.		☐	☐	☐

	01 Chad C. Deaton 02 James B. Jennings 03 Gary A. Kolstad 04 H. E. Lentz, Jr.	05 Randy L. Limbacher 06 William C. Morris 07 Robert S. Rubin

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify and approve the CARBO Ceramics Inc. Omnibus Incentive Plan.	☐	☐	☐

3.	Proposal to ratify the appointment of Ernst & Young LLP, certified public accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐	☐	☐

4.	In their discretion, to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the nominees and proposals listed above. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the nominees and proposals.

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

CARBO CERAMICS INC.

You can view the Annual Report and Proxy Statement On the Internet at www.carboannualmeeting.com

INTERNET
http://www.proxyvoting.com/crr
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CARBO CERAMICS INC.
     The undersigned hereby appoints Gary A. Kolstad, R. Sean Elliott, Ernesto Bautista, III, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of CARBO Ceramics Inc., held of record by the undersigned on March 23, 2009, at the Annual Meeting of Shareholders to be held on May 19, 2009, or any adjournment or continuation thereof.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)

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